UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-05364

American High-Income Trust

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: September 30

Date of reporting period: September 30, 2018

Steven I. Koszalka

American High-Income Trust

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American High-Income Trust®

Annual report for the year ended September 30, 2018

Pursue sustainable
income over time

American High-Income Trust seeks to provide you with a high level of current income. Its secondary investment objective is capital appreciation.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For more than 85 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit americanfunds.com.

See page 3 for Class A share results with relevant sales charges deducted. For other share class results, visit americanfunds.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of October 31, 2018, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 6.02%. The fund’s 12-month distribution rate for Class A shares as of that date was 5.70%. Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. Investing in bonds issued outside the U.S. may be subject to additional risks. They include currency fluctuations, political and social instability, differing securities regulations and accounting standards, higher transaction costs, possible changes in taxation, illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

3	The value of a long-term perspective

4	Summary investment portfolio

11	Financial statements

34	Board of trustees and other officers

Fellow investors:

For the 12-month period ended September 30, 2018, American High-Income Trust reported a total return of 3.59%. By comparison, the fund’s benchmark, the unmanaged Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index, returned 3.05% for the period, while the Lipper High Yield Funds Average, a benchmark of similar funds, posted a total return of 2.27%.

The fund’s total return assumes a 59 cents a share reinvestment of monthly dividends. Shareholders who reinvested dividends received an income return of 5.80% for the period. Those who elected to take their dividends in cash received an income return of 5.65%.

High-yield market overview

Prices of high-yield bonds declined slightly during the year, partially offsetting income earned. The primary reason for the decline was a series of rate increases by the Federal Reserve, which contributed to intermediate-term U.S. Treasury yields rising by approximately one percent over the past year.

As rates rose, the U.S. economy grew, inflation picked up, and stock prices increased. These factors make it easier for corporations to service their debt, which keeps current and anticipated default rates low. The additional yield offered on high-yield bonds relative to similar-maturity U.S. Treasury bonds, or spread, primarily serves to compensate investors for the risk of default. With favorable economic conditions and low default rates, spreads declined during the year. Positive technical trends also contributed to declining spreads, as the supply of newly issued high-yield bonds was modest, while the demand for yield and income remains robust.

The impact of rising Treasury yields was slightly larger than the impact of declining spreads, causing yields on high-yield bonds to rise modestly over the course of the year. Rising yields increase future income on fixed income securities, but only after the prices of these securities decline to reflect the higher yield levels.

Inside the portfolio

The portfolio generated favorable returns relative to the index during the year. The portfolio maintained a shorter duration – and held more short-duration bonds – than the index. This limited the adverse impact of rising rates described above.

Also contributing to favorable relative results was issuer selection within the fund, as the returns generated by several of the fund’s larger investments outpaced index returns. A large position in pharmaceutical issuers, including Bausch Health Companies, contributed to positive relative results, as many of these

Results at a glance

For periods ended September 30, 2018, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	3 years	5 years	10 years	Lifetime (since 2/19/88)

American High-Income Trust (Class A shares)	3.59%	7.45%	4.16%	7.43%	7.80%
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index*	3.05	8.15	5.55	9.46	—
Lipper High Yield Funds Average†	2.27	6.40	4.27	7.64	7.03

*	Source: Bloomberg Index Services Ltd. This market index did not exist prior to December 31, 1992. It is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
†	Source: Thomson Reuters Lipper. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category.

American High-Income Trust	1

issuers actively took steps to improve their balance sheets. Although the fund does not have an overweight position in retailers, two large retail investments in the fund had strong returns.

The fund continues to hold overweight positions in several shorter duration, lower rated bonds that should be defensive in an environment of gradually rising yields. Meanwhile, prices on several longer duration, higher rated bonds have declined in absolute and relative terms, and these bonds are becoming increasingly attractive opportunities for the fund.

Looking ahead

While our investment focus is primarily on individual issuers, we acknowledge that it may be late in the economic cycle and we need to be mindful of the risks associated with investing at this point in time. Efforts to tighten monetary policy will eventually have a dampening effect on the overall economy and investor sentiment toward risk. We continually monitor economic trends and the response to those trends by the Federal Reserve, and adjust our positioning accordingly. We rely on our deep fundamental research capabilities and experience through many different credit cycles to find the right balance between risk and reward.

Investors who have maintained a long-term perspective have received attractive returns and a steady source of income. As of September 30, 2018, fund shareholders who reinvested dividends earned an average annual total return of 4.16% over five years and 7.43% over 10 years.

For the same time periods, investment-grade bonds, by contrast, returned 2.16% and 3.77%, respectively, as measured by the Bloomberg Barclays U.S. Aggregate Index, which is unmanaged and has no expenses.

As always, we appreciate your continued support and long-term investment perspective.

Sincerely,

David A. Daigle
President

November 8, 2018

For current information about the fund, visit americanfunds.com.

2	American High-Income Trust

The value of a long-term perspective

Here’s how a $10,000 investment in American High-Income Trust grew between February 19, 1988, when the fund began operations, and September 30, 2018, the end of its latest fiscal year. As you can see, that $10,000 grew to $95,825 with all distributions reinvested.

Fund results shown reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus, the net amount invested was $9,625.2

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 4.75% prior to January 10, 2000.
[3]	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[4]	Source: Bloomberg Index Services Ltd. From February 19, 1988, through December 31, 1992, the Credit Suisse High Yield Index was used because the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index did not yet exist. Since January 1, 1993, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index has been used.
[5]	Source: Thomson Reuters Lipper. Results of the Lipper High Yield Funds Average do not reflect any sales charges. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.
[6]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[7]	For the period February 19, 1988, commencement of operations, through September 30, 1988.

Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended September 30, 2018)*

	1 year	5 years	10 years

Class A shares	–0.31%	3.36%	7.02%

*	Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.

The total annual fund operating expense ratio is 0.68% for Class A shares as of the prospectus dated December 1, 2018 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

American High-Income Trust	3

Summary investment portfolio September 30, 2018

Portfolio by type of security	Percent of net assets

Bonds, notes & other debt instruments 90.16%	Principal amount (000)	Value (000)
Corporate bonds & notes 89.91%
Consumer discretionary 14.64%
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2026[1]	$69,400	$69,834
CCO Holdings LLC and CCO Holdings Capital Corp. 4.00%–5.88% 2023–2028[1]	187,600	179,798
Cirsa Gaming Corp. SA 7.875% 2023[1]	79,725	81,395
Clear Channel Worldwide Holdings, Inc. 7.625% 2020	212,534	213,862
iHeartCommunications, Inc. 9.00% 2019[2]	19,325	14,639
MDC Partners Inc. 6.50% 2024[1]	92,282	82,592
Meredith Corp. 6.875% 2026[1]	110,745	113,790
Petsmart, Inc. 7.125% 2023[1]	132,669	96,019
Petsmart, Inc. 5.875% 2025[1]	153,025	126,198
Petsmart, Inc. 8.875% 2025[1]	76,365	55,349
Sally Holdings LLC and Sally Capital Inc. 5.625% 2025	89,210	85,419
Other securities		1,288,728
		2,407,623

Energy 14.60%
Blackstone CQP Holdco LP 6.00% 2021[1,3]	18,400	18,490
Blackstone CQP Holdco LP 6.50% 2021[1,3]	159,710	160,977
Cheniere Energy Partners, LP 5.25% 2025	13,175	13,208
Cheniere Energy, Inc. 5.88%–7.00% 2024–2025	12,880	13,922
CONSOL Energy Inc. 5.875% 2022	89,225	89,564
Sabine Pass Liquefaction, LLC 5.63% 2021–2025[4]	4,905	5,153
Teekay Corp. 8.50% 2020	104,085	106,445
Other securities		1,993,244
		2,401,003

Health care 13.41%
Centene Corp. 4.75% 2022	65,725	66,678
Centene Corp. 4.75%–6.13% 2021–2026[1]	109,560	112,215
Kinetic Concepts, Inc. 12.50% 2021[1]	94,840	104,827
Molina Healthcare, Inc. 5.375% 2022	102,286	104,460
Rotech Healthcare Inc., Term Loan, (3-month USD-LIBOR + 11.00%) 13.337% 2020 (100% PIK)[5,6,7,8,9,10]	74,712	68,280
Tenet Healthcare Corp. 6.00% 2020	91,645	94,738
Tenet Healthcare Corp. 4.38%–8.13% 2020–2024	187,406	188,816
Valeant Pharmaceuticals International, Inc. 7.50% 2021[1]	71,115	72,626
Valeant Pharmaceuticals International, Inc. 5.875% 2023[1]	89,270	86,994
Valeant Pharmaceuticals International, Inc. 6.125% 2025[1]	116,048	110,658
Valeant Pharmaceuticals International, Inc. 9.25% 2026[1]	64,860	70,130
Valeant Pharmaceuticals International, Inc. 5.63%–9.00% 2021–2027[1]	81,475	86,518
Valeant Pharmaceuticals International, Inc., Term Loan B, (3-month USD-LIBOR + 3.00%) 5.104% 2025[5,6,7]	13,674	13,760
Other securities		1,024,742
		2,205,442

4	American High-Income Trust

	Principal amount (000)	Value (000)
Materials 11.94%
Cleveland-Cliffs Inc. 5.75% 2025	$145,435	$141,981
Cleveland-Cliffs Inc. 4.80%–4.88% 2020–2024[1]	50,888	50,707
First Quantum Minerals Ltd. 7.50% 2025[1]	116,350	110,823
First Quantum Minerals Ltd. 7.00% 2021[1]	84,674	83,880
First Quantum Minerals Ltd. 6.50%–7.25% 2022–2026[1]	145,675	136,358
LSB Industries, Inc. 9.625% 2023[1]	65,645	69,009
Platform Specialty Products Corp. 5.875% 2025[1]	77,355	76,718
Ryerson Inc. 11.00% 2022[1]	78,226	85,571
Other securities		1,207,886
		1,962,933

Industrials 9.53%
Associated Materials, LLC 9.00% 2024[1]	82,390	86,098
Builders FirstSource, Inc. 5.625% 2024[1]	76,870	74,180
DAE Aviation Holdings, Inc. 10.00% 2023[1]	150,175	162,377
Deck Chassis Acquisition Inc. 10.00% 2023[1]	82,710	88,086
Pisces Parent, LLC 8.00% 2026[1]	78,558	79,344
Standard Aero Holdings, Inc., Term Loan B, 5.99% 2022[5,6,7]	5,791	5,832
Other securities		1,070,588
		1,566,505

Telecommunication services 8.09%
Frontier Communications Corp. 10.50% 2022	165,707	147,789
Frontier Communications Corp. 11.00% 2025	164,099	128,770
Frontier Communications Corp. 7.13%–9.25% 2019–2026[1]	60,725	58,126
Intelsat Jackson Holding Co. 7.50% 2021	119,935	122,034
Intelsat Jackson Holding Co. 5.50% 2023	69,075	63,860
Intelsat Jackson Holding Co. 8.00%–9.75% 2024–2025[1]	35,675	36,965
Sprint Corp. 11.50% 2021	76,780	90,408
Sprint Corp. 6.875% 2028	86,900	87,525
Sprint Corp. 7.25%–9.00% 2018–2032[1]	63,421	67,949
Other securities		526,276
		1,329,702

Information technology 8.01%
Almonde Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 9.636% 2025[5,6,7]	83,040	82,313
Camelot Finance SA 7.875% 2024[1]	103,810	103,735
Gogo Inc. 12.50% 2022[1]	123,510	135,674
Infor Software 7.125% 2021[1,8]	65,151	66,177
Kronos Inc., Term Loan B, (3-month USD-LIBOR + 8.25%) 10.593% 2024[5,6,7]	89,410	91,743
Unisys Corp. 10.75% 2022[1]	81,385	91,863
Other securities		745,335
		1,316,840

Financials 2.87%
Other securities		472,663

Utilities 2.50%
Other securities		411,710

Real estate 2.37%
Howard Hughes Corp. 5.375% 2025[1]	89,355	88,688
Other securities		300,132
		388,820

Consumer staples 1.95%
Other securities		321,143

Total corporate bonds & notes		14,784,384

U.S. Treasury bonds & notes 0.24%
U.S. Treasury 0.24%
U.S. Treasury 3.125% 2019[11]	40,000	40,160

American High-Income Trust	5

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Municipals 0.01%
Miscellaneous 0.01%
Other bonds & notes in initial period of acquisition		$1,642

Total bonds, notes & other debt instruments (cost: $15,053,917,000)		14,826,186

Convertible bonds 0.39%
Telecommunication services 0.03%
Intelsat SA, convertible notes, 4.50% 2025[1]	$2,337	4,336

Other 0.29%
Other securities		48,434

Miscellaneous 0.07%
Other convertible bonds in initial period of acquisition		11,198

Total convertible bonds (cost: $64,795,000)		63,968

Convertible stocks 0.50%	Shares
Other 0.35%
Other securities		58,781

Miscellaneous 0.15%
Other convertible stocks in initial period of acquisition		24,336

Total convertible stocks (cost: $71,753,000)		83,117

Common stocks 1.16%
Health care 0.33%
Rotech Healthcare Inc.[3,9,10,12,13]	1,916,276	3,833
Other securities		50,335
		54,168
Telecommunication services 0.06%
Frontier Communications Corp.	93,331	606
Other securities		8,351
		8,957

Other 0.71%
Other securities		116,647

Miscellaneous 0.06%
Other common stocks in initial period of acquisition		10,350

Total common stocks (cost: $293,832,000)		190,122

Rights & warrants 0.01%
Other 0.01%
Other securities		1,887

Total rights & warrants (cost: $308,000)		1,887

Short-term securities 6.45%	Principal amount (000)
ExxonMobil Corp. 2.10% due 10/24/2018	$75,000	74,884
Federal Home Loan Bank 1.93%–2.15% due 10/5/2018–11/14/2018	267,600	267,143
Jupiter Securitization Co., LLC 1.86% due 10/4/2018[1]	100,000	99,964
Kimberly-Clark Corp. 2.07%–2.15% due 10/9/2018–10/17/2018[1]	85,000	84,922

6	American High-Income Trust

	Principal amount (000)	Value (000)
U.S. Treasury Bills 2.06%–2.21% due 11/23/2018–1/24/2019	$178,800	$177,802
Wal-Mart Stores, Inc. 2.07%–2.10% due 10/11/2018–10/26/2018[1]	154,000	153,789
Other securities		201,304

Total short-term securities (cost: $1,059,945,000)		1,059,808
Total investment securities 98.67% (cost: $16,544,550,000)		16,225,088
Other assets less liabilities 1.33%		219,224

Net assets 100.00%		$16,444,312

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Futures contracts
Contracts	Type	Number of contracts	Expiration	Notional amount[14] (000)	Value at 9/30/2018[15] (000)	Unrealized appreciation at 9/30/2018 (000)
10 Year U.S. Treasury Note Futures	Short	661	December 2018	$(66,100)	$(78,515)	$977

Swap contracts

Interest rate swaps
Receive	Pay	Expiration date	Notional (000)	Value at 9/30/2018 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 9/30/2018 (000)
3-month USD-LIBOR	2.772%	2/28/2025	$124,300	$2,183	$—	$2,183
3-month USD-LIBOR	2.2825%	4/13/2027	87,100	5,359	—	5,359
2.288%	3-month USD-LIBOR	10/2/2027	87,200	(5,632)	—	(5,632)
3-month USD-LIBOR	2.6475%	1/25/2028	43,000	1,610	—	1,610
					$—	$3,520

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Receive	Pay/ Payment frequency	Expiration date	Notional (000)	Value at 9/30/2018 (000)	Upfront payments (000)	Unrealized depreciation at 9/30/2018 (000)
CDX.NA.HY.31	5.00%/Quarterly	12/20/2023	$597,950	$(43,731)	$(42,570)	$(1,161)

American High-Income Trust	7

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended September 30, 2018, appear below.

	Beginning shares or principal amount	Additions	Reductions		Ending shares or principal amount	Net realized gain (loss) (000)		Net unrealized (depreciation) appreciation (000)	Dividend or interest income (000)	Value of affiliates at 9/30/2018 (000)
Bonds, notes & other debt instruments 0.12%
Energy 0.05%
Ascent Resources Marcellus Holdings, Inc., Term Loan B, (3-month USD-LIBOR + 6.50%) 8.620% 2023[5,6,7]	—	$7,958,333	—	[17]	$7,958,333	$—	[17]	$(6,102)	$—	$8,015
Ascent Resources - Utica LLC 10.00% 2022[1]	$26,600,000	—	$26,600,000		—	2,337		(1,864)	961	—
										8,015
Health care 0.07%
Concordia International Corp. (3-month USD-LIBOR + 5.50%) 7.814% 2024[5,6,7]	—	$5,895,714	$714		$5,895,000	(1)		197	20	5,807
Concordia International Corp. 8.00% 2024	—	$5,062,490	$490		$5,062,000	—	[17]	(322)	25	4,973
Rotech Healthcare Inc., Term Loan A, (3-month USD-LIBOR + 4.25%) 5.943% 2018[5,6,7,9]	$24,864,000	—	$24,864,000		—	—		124	756	—
Rotech Healthcare Inc., Term Loan B, (3-month USD-LIBOR + 8.75%) 10.443% 2019[5,6,7,9]	$20,825,000	—	$20,825,000		—	—		104	1,151	—
Rotech Healthcare Inc., Term Loan, (3-month USD-LIBOR + 11.00%) 13.00% 2020 (84.62% PIK)[5,6,7,8,9]	$68,238,575	$4,039,175	$72,277,750		—	—		3,091	4,386	—
										10,780
Industrials 0.00%
CEVA Group PLC 7.00% 2021[1,16]	$1,400,000	—	$1,400,000		—	25		35	63	—
CEVA Group PLC 9.00% 2021[1,16]	$14,675,000	—	$14,675,000		—	330		1,064	858	—
CEVA Group PLC, Apollo Global Securities LLC LOC, (3-month USD-LIBOR + 5.50%) 4.292% 2021[5,6,7,16]	$9,247,045	—	$9,247,045		—	46		208	572	—
Corporate Risk Holdings LLC 9.50% 2019[1,16]	$137,693,000	—	$137,693,000		—	6,556		(8,977)	10,234	—
Corporate Risk Holdings LLC 13.50% 2020 (100% PIK)[1,8,9,16]	$13,360,505	$1,864,541	$15,225,046		—	262		(760)	1,564	—
CEVA Group PLC, Term Loan B, (3-month USD-LIBOR + 5.50%) 7.577% 2021[5,6,7,16]	$12,977,513	—	$12,977,513		—	38		318	849	—
CEVA Logistics Canada, ULC, Term Loan, (3-month USD-LIBOR + 5.50%) 7.577% 2021[5,6,7,16]	$1,624,657	—	$1,624,657		—	7		38	106	—
CEVA Logistics Holdings BV, Term Loan, (3-month USD-LIBOR + 5.50%) 7.577% 2021[5,6,7,16]	$9,413,140	—	$9,413,140		—	18		245	514	—
										—
Total bonds, notes & other debt instruments										18,795

8	American High-Income Trust

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Net realized gain (loss) (000)	Net unrealized (depreciation) appreciation (000)	Dividend or interest income (000)	Value of affiliates at 9/30/2018 (000)
Convertible stocks 0.00%
Other 0.00%
CEVA Group PLC, Series A-1, (3-month USD-LIBOR + 3.00%) 5.353% convertible preferred[7,9,13,16]	47,121	—	47,121	—	$—	$15,499	$—	$—
CEVA Group PLC, Series A-2, (3-month USD-LIBOR + 2.00%) 4.353% convertible preferred[7,9,13,16]	21,062	—	21,062	—	(6,726)	9,818	—	—
								—
Common stocks 0.72%
Health care 0.33%
Concordia International Corp.[1,3,9,13]	—	2,244,779	—	2,244,779	—	13,172	—	41,587
Concordia International Corp.[13]	—	434,451	—	434,451	—	(73,329)	—	8,748
Rotech Healthcare Inc.[3,9,10,13]	1,916,276	—	—	1,916,276	—	—	—	3,833
								54,168
Telecommunication services 0.00%
NII Holdings, Inc.[13,16]	9,028,522	—	9,028,522	—	(137,840)	142,560	—	—
Other 0.39%
Ascent Resources - Utica, LLC, Class A3,9,10,13	90,532,504	—	—	90,532,504	—	11,769	—	28,970
Tribune Resources, Inc.[9,13,18]	—	6,028,136	—	6,028,136	—	(14,597)	—	18,989
White Star Petroleum Corp., Class A3,9,10,13	24,665,117	—	—	24,665,117	—	(2,220)	—	15,539
CEVA Group PLC[9,13,16]	59,168	—	59,168	—	—	27,581	—	—
Corporate Risk Holdings Corp.[3,9,10,13,16]	12,035	—	—	12,035	—	—	—	—
Corporate Risk Holdings I, Inc.[9,10,13,16]	2,380,355	2,380,355	2,380,355	2,380,355	65,795	(15,187)	—	—
								63,498
Total common stocks								117,666
Rights & warrants 0.01%
Other 0.01%
Tribune Resources, Inc., Class A, warrants, expire 2023[9,10,13,18]	—	2,032,968	—	2,032,968	—	644	—	909
Tribune Resources, Inc., Class B, warrants, expire 2023[9,10,13,18]	—	1,581,198	—	1,581,198	—	540	—	555
Tribune Resources, Inc., Class C, warrants, expire 2023[9,10,13,18]	—	1,480,250	—	1,480,250	—	395	—	423
								1,887
Total 0.85%					$(69,153)	$104,044	$22,059	$138,348

American High-Income Trust	9

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $9,098,422,000, which represented 55.33% of the net assets of the fund.
[2]	Scheduled interest and/or principal payment was not received.
[3]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[4]	Step bond; coupon rate may change at a later date.
[5]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans, including those in “Other securities,” was $1,118,282,000, which represented 6.80% of the net assets of the fund.
[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[7]	Coupon rate may change periodically.
[8]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
[9]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $290,616,000, which represented 1.77% of the net assets of the fund.
[10]	Value determined using significant unobservable inputs.
[11]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $27,136,000, which represented .17% of the net assets of the fund.
[12]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[13]	Security did not produce income during the last 12 months.
[14]	Notional amount is calculated based on the number of contracts and notional contract size.
[15]	Value is calculated based on the notional amount and current market price.
[16]	Unaffiliated issuer at 9/30/2018.
[17]	Amount less than one thousand.
[18]	This security changed its name during the reporting period.

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Blackstone CQP Holdco LP 6.50% 2021	3/6/2017-2/5/2018	$159,710	$160,977	.98%
Blackstone CQP Holdco LP 6.00% 2021	8/9/2017	18,400	18,490	.11
Concordia International Corp.	8/31/2018	28,414	41,587	.25
Ascent Resources - Utica, LLC, Class A	11/15/2016	4,340	28,970	.18
White Star Petroleum Corp., Class A	6/30/2016	16,491	15,539	.10
Rotech Healthcare Inc.	9/26/2013	41,128	3,833	.02
Other private placement securities	11/26/2014-8/31/2015	—	—	.00
Total private placement securities		$268,483	$269,396	1.64%

Key to abbreviations and symbol

LIBOR = London Interbank Offered Rate
USD/$ = U.S. dollars

See Notes to Financial Statements

10	American High-Income Trust

Financial statements

Statement of assets and liabilities

at September 30, 2018

	(dollars in thousands)
Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $16,313,185)	$16,086,740
Affiliated issuers (cost: $231,365)	138,348	$16,225,088
Cash		92,829
Cash denominated in currencies other than U.S. dollars (cost: $80)		54
Receivables for:
Sales of investments	198,626
Sales of fund’s shares	18,113
Variation margin on swap contracts	94
Dividends and interest	282,241
Other	336	499,410
		16,817,381
Liabilities:
Payables for:
Purchases of investments	331,450
Repurchases of fund’s shares	25,698
Dividends on fund’s shares	3,383
Investment advisory services	3,798
Services provided by related parties	3,683
Trustees’ deferred compensation	322
Variation margin on futures contracts	21
Variation margin on swap contracts	691
Other	4,023	373,069
Net assets at September 30, 2018		$16,444,312

Net assets consist of:
Capital paid in on shares of beneficial interest		$18,311,751
Total accumulated loss		(1,867,439)
Net assets at September 30, 2018		$16,444,312

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —

unlimited shares authorized (1,603,945 total shares outstanding)

		Shares	Net asset
	Net assets	outstanding	value per share
Class A	$10,753,141	1,048,840	$10.25
Class C	615,731	60,057	10.25
Class T	10	1	10.25
Class F-1	481,193	46,935	10.25
Class F-2	1,154,720	112,629	10.25
Class F-3	437,467	42,670	10.25
Class 529-A	330,008	32,188	10.25
Class 529-C	64,692	6,310	10.25
Class 529-E	16,219	1,582	10.25
Class 529-T	11	1	10.25
Class 529-F-1	28,628	2,792	10.25
Class R-1	10,758	1,049	10.25
Class R-2	149,897	14,621	10.25
Class R-2E	6,850	668	10.25
Class R-3	174,894	17,059	10.25
Class R-4	137,855	13,446	10.25
Class R-5E	3,460	337	10.25
Class R-5	84,237	8,216	10.25
Class R-6	1,994,541	194,544	10.25

See Notes to Financial Statements

American High-Income Trust	11

Statement of operations
for the year ended September 30, 2018

(dollars in thousands)

Investment income:
Income:
Interest (net of non-U.S. taxes of $39; also includes $22,059 from affiliates)		$1,093,267
Fees and expenses*:
Investment advisory services	$47,037
Distribution services	38,996
Transfer agent services	19,610
Administrative services	3,875
Reports to shareholders	850
Registration statement and prospectus	532
Trustees’ compensation	140
Auditing and legal	211
Custodian	75
Other	618	111,944
Net investment income		981,323

Net realized loss and unrealized depreciation:
Net realized loss on:
Investments:
Unaffiliated issuers	(3,780)
Affiliated issuers	(69,153)
Futures contracts	(745)
Swap contracts	(28,455)
Currency transactions	(83)	(102,216)
Net unrealized (depreciation) appreciation on:
Investments:
Unaffiliated issuers	(412,155)
Affiliated issuers	104,044
Futures contracts	977
Swap contracts	5,604
Currency translations	(57)	(301,587)
Net realized loss and unrealized depreciation		(403,803)

Net increase in net assets resulting from operations		$577,520

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets

(dollars in thousands)

	Year ended September 30
	2018	2017
Operations:
Net investment income	$981,323	$989,360
Net realized (loss) gain	(102,216)	98,366
Net unrealized (depreciation) appreciation	(301,587)	346,009
Net increase in net assets resulting from operations	577,520	1,433,735

Distributions paid or accrued to shareholders	(953,777)	(938,100)

Net capital share transactions	(528,429)	(5,917)

Total (decrease) increase in net assets	(904,686)	489,718

Net assets:
Beginning of year	17,348,998	16,859,280
End of year	$16,444,312	$17,348,998

See Notes to Financial Statements

12	American High-Income Trust

Notes to financial statements

1. Organization

American High-Income Trust (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide a high level of current income. Its secondary investment objective is capital appreciation.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years*
Class 529-E	None	None	None
Classes T and 529-T†	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Effective December 1, 2017.
†	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

American High-Income Trust	13

Distributions paid or accrued to shareholders — Income dividends are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Capital gain distributions are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Exchange-traded futures are generally valued at the official settlement price of, or the last reported sale price on, the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued or, lacking any sales, at the last available bid price. Prices for each future are taken from the exchange or market on which the security trades. Interest rate swaps and credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

14	American High-Income Trust

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of September 30, 2018 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds & notes	$—	$14,698,937	$85,447	$14,784,384
U.S. Treasury bonds & notes	—	40,160	—	40,160
Other bonds & notes	—	1,642	—	1,642
Convertible bonds	—	63,968	—	63,968
Convertible stocks	30,391	—	52,726	83,117
Common stocks	48,341	91,761	50,020	190,122
Rights & warrants	—	—	1,887	1,887
Short-term securities	—	1,059,808	—	1,059,808
Total	$78,732	$15,956,276	$190,080	$16,225,088

American High-Income Trust	15

	Other investments[1]
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$977	$—	$—	$977
Unrealized appreciation on interest rate swaps	—	9,152	—	9,152
Liabilities:
Unrealized depreciation on interest rate swaps	—	(5,632)	—	(5,632)
Unrealized depreciation on credit default swaps	—	(1,161)	—	(1,161)
Total	$977	$2,359	$—	$3,336

[1]	Futures contracts, interest rate swaps and credit default swaps are not included in the investment portfolio.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the year ended September 30, 2018 (dollars in thousands):

	Beginning value at 10/1/2017	Transfers into Level 3[2]	Purchases	Sales	Net realized gain[3]	Unrealized depreciation[3]	Transfers out of Level 3[2]	Ending value at 9/30/2018
Investment securities	$252,490	$134,098	$27,264	$(232,066)	$65,182	$(27,061)	$(29,827)	$190,080

Net unrealized appreciation during the period on Level 3 investment securities held at September 30, 2018								$5,525

[2]	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.
[3]	Net realized gain and unrealized depreciation are included in the related amounts on investments in the statement of operations.

Unobservable inputs — Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

	Value at 9/30/2018	Valuation techniques	Unobservable input(s)	Range	Impact to valuation from an increase in input*
Corporate bonds & notes	$85,447	Yield analysis	Yield to maturity risk premium	0 bps - 700 bps	Decrease
Convertible stocks	52,726	Market comparable companies	EBITDA multiple	12.1x	Increase
		Transaction price	N/A	N/A	N/A
			EBITDA multiple	5.0x	Increase
			$ per Boe	$11K	Increase
		Market comparables	$ per thousand Boe per day	$40K - $45K	Increase
Common stocks	50,020		$ per acre	$3,000	Increase
			Risk discounts	0% - 25%	Decrease
		Expected proceeds	Discount to reflect timing of receipt and amount of proceeds	50%	Decrease
Rights & warrants	1,887	Black-Scholes	Implied volatility	30%	Increase
	$190,080

*	This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Key to abbreviations

EBITDA = Earnings before income taxes, depreciation and amortization

Boe = Barrel of oil equivalent

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

16	American High-Income Trust

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Liquidity risk — Certain fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold or converted to cash without significantly impacting the value of the holdings. Liquidity risk may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult for the fund to buy or sell at an opportune time or price and may be difficult to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

American High-Income Trust	17

5. Certain investment techniques

Loan transactions — The fund has entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, or FCM, in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. Securities deposited as initial margin, if any, are disclosed in the investment portfolio and cash deposited as initial margin, if any, is reflected as restricted cash pledged for futures contracts in the fund’s statement of assets and liabilities.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $83,675,000.

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a variation margin based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations. The average month-end notional amount of interest rate swaps while held was $404,000,000.

Credit default swap indices — The fund has entered into centrally cleared credit default swap agreements on credit indices (“CDSI”) that involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying issuers (reference obligations) in the referenced index. The fund’s investment adviser uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks.

CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high-yield or investment-grade credit market. CDSI are generally traded using standardized terms, including a fixed spread and standard maturity dates, and reference all the names in the index. If there is a credit event, it is settled based on that name’s weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A

18	American High-Income Trust

specified credit event may affect all or individual underlying reference obligations included in the index, and will be settled based upon the relative weighting of the affected obligation(s) within the index. The value of each CDSI can be used as a measure of the current payment/performance risk of the CDSI and represents the likelihood of an expected liability or profit should the notional amount of the CDSI be closed or sold as of the period end. An increasing value, as compared to the notional amount of the CDSI, represents a deterioration of the referenced indices’ credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. When the fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member (“DCM”) in a segregated account in the name of the DCM an amount of cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract. Securities deposited as initial margin are designated on the investment portfolio.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a variation margin based on the increase or decrease in the value of the CDSI, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from credit default swaps are recorded in the fund’s statement of operations. The average month-end notional amount of credit default swaps while held was $777,404,000.

The following tables present the financial statement impacts resulting from the fund’s use of futures contracts, interest rate swaps and credit default swaps as of, or for the year ended, September 30, 2018 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$977	Unrealized depreciation*	$—
Swaps	Interest	Unrealized appreciation*	9,152	Unrealized depreciation*	5,632
Swaps	Credit	Unrealized appreciation*	—	Unrealized depreciation*	1,161
			$10,129		$6,793

		Net realized loss		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(745)	Net unrealized appreciation on futures contracts	$977
Swaps	Interest	Net realized loss on swap contracts	(13,856)	Net unrealized appreciation on swap contracts	1,248
Swaps	Credit	Net realized loss on swap contracts	(14,599)	Net unrealized appreciation on swap contracts	4,356
			$(29,200)		$6,581

*	Includes cumulative appreciation/depreciation on futures contracts, interest rate swaps and credit default swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the statement of assets and liabilities.

Collateral — The fund participates in a collateral program due to its use of futures contracts, interest rate swaps and credit default swaps that calls for the fund to pledge highly liquid assets, such as cash or U.S. government securities, as collateral for initial and variation margin by contract. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash in the fund’s statement of assets and liabilities.

American High-Income Trust	19

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended September 30, 2018, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Interest income is recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold; net capital losses; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended September 30, 2018, the fund reclassified $209,240,000 from capital paid in on shares of beneficial interest to total accumulated loss to align financial reporting with tax reporting.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after September 30, 2011, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of September 30, 2018, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$22,773
Capital loss carryforward*	(1,263,424)
Gross unrealized appreciation on investments	26,327
Gross unrealized depreciation on investments	(682,684)
Net unrealized depreciation on investments	(656,357)
Cost of investments	16,927,350

*	Reflects the utilization of capital loss carryforward of $94,672,000 and the expiration of capital loss carryforward of $209,244,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

20	American High-Income Trust

Tax-basis distributions paid or accrued to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended September 30
Share class	2018		2017
Class A	$632,836		$646,769
Class B1			209
Class C	33,392		38,224
Class T2	—	[3]	—	[3]
Class F-1	30,320		34,711
Class F-2	62,889		69,836
Class F-3[4]	23,744		8,168
Class 529-A	18,692		17,301
Class 529-B1			11
Class 529-C	3,660		4,767
Class 529-E	905		918
Class 529-T2	1		—	[3]
Class 529-F-1	1,655		1,461
Class R-1	542		690
Class R-2	7,714		8,235
Class R-2E	331		228
Class R-3	9,950		9,997
Class R-4	8,404		8,677
Class R-5E	106		1
Class R-5	4,874		4,609
Class R-6	113,762		83,288
Total	$953,777		$938,100

[1]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[2]	Class T and 529-T shares began investment operations on April 7, 2017.
[3]	Amount less than one thousand.
[4]	Class F-3 shares began investment operations on January 27, 2017.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.300% on the first $60 million of average daily net assets and decreasing to 0.132% on such assets in excess of $21 billion. The agreement also provides for monthly fees, accrued daily, based on a series of decreasing rates beginning with 3.00% on the first $8,333,333 of the fund’s monthly gross income and decreasing to 1.50% on such income in excess of $50,000,000. For the year ended September 30, 2018, the investment advisory services fee was $47,037,000, which was equivalent to an annualized rate of 0.284% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide

American High-Income Trust	21

certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of September 30, 2018, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, T, F, 529 and R shares. Administrative services are provided by CRMC to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement between the fund and the investment adviser provides the fund the ability to charge an administrative services fee of 0.05% of average daily net assets for all share classes. Currently Class A shares pay an annual fee of 0.01% of average daily net assets (which could be increased as noted above) and Class C, T, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529“) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

22	American High-Income Trust

For the year ended September 30, 2018, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$26,766	$15,051		$1,101		Not applicable
Class C	6,739	936		338		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	1,329	739		266		Not applicable
Class F-2	Not applicable	1,182		526		Not applicable
Class F-3	Not applicable	45		195		Not applicable
Class 529-A	760	403		165		$218
Class 529-C	735	98		37		50
Class 529-E	81	9		8		11
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	34		14		18
Class R-1	109	15		5		Not applicable
Class R-2	1,159	564		78		Not applicable
Class R-2E	38	14		3		Not applicable
Class R-3	914	301		92		Not applicable
Class R-4	366	158		73		Not applicable
Class R-5E	Not applicable	2		1		Not applicable
Class R-5	Not applicable	46		40		Not applicable
Class R-6	Not applicable	13		933		Not applicable
Total class-specific expenses	$38,996	$19,610		$3,875		$297

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $140,000 in the fund’s statement of operations reflects $112,000 in current fees (either paid in cash or deferred) and a net increase of $28,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended September 30, 2018.

8. Committed line of credit

The fund participates with other funds managed by CRMC (or funds managed by certain affiliates of CRMC) in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to support shareholder redemptions. The fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in the fund’s statement of operations. The fund did not borrow on this line of credit at any time during the year ended September 30, 2018.

American High-Income Trust	23

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]		Reinvestments of distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended September 30, 2018

Class A	$975,121	94,672	$600,402		58,440		$(2,237,260)	(217,176)	$(661,737)	(64,064)
Class C	59,352	5,760	31,433		3,059		(219,232)	(21,294)	(128,447)	(12,475)
Class T	—	—	—		—		—	—	—	—
Class F-1	153,893	14,978	29,181		2,838		(300,048)	(29,212)	(116,974)	(11,396)
Class F-2	569,367	55,323	60,287		5,868		(554,380)	(53,758)	75,274	7,433
Class F-3	217,161	21,089	22,639		2,205		(147,758)	(14,361)	92,042	8,933
Class 529-A	71,420	6,913	18,579		1,809		(72,429)	(7,037)	17,570	1,685
Class 529-C	10,310	1,000	3,617		352		(47,218)	(4,564)	(33,291)	(3,212)
Class 529-E	2,081	203	899		87		(3,778)	(367)	(798)	(77)
Class 529-T	—	—	1		—	[2]	—	—	1	— [2]
Class 529-F-1	7,040	683	1,645		160		(7,058)	(686)	1,627	157
Class R-1	2,388	233	537		52		(4,117)	(399)	(1,192)	(114)
Class R-2	32,956	3,200	7,621		742		(52,771)	(5,126)	(12,194)	(1,184)
Class R-2E	2,881	280	330		32		(1,853)	(181)	1,358	131
Class R-3	47,053	4,569	9,850		959		(67,734)	(6,580)	(10,831)	(1,052)
Class R-4	32,413	3,146	8,338		812		(58,041)	(5,636)	(17,290)	(1,678)
Class R-5E	3,456	336	105		10		(110)	(11)	3,451	335
Class R-5	22,245	2,158	4,856		473		(23,424)	(2,275)	3,677	356
Class R-6	428,678	41,550	113,590		11,060		(282,943)	(27,498)	259,325	25,112
Total net increase (decrease)	$2,637,815	256,093	$913,910		88,958		$(4,080,154)	(396,161)	$(528,429)	(51,110)

Year ended September 30, 2017

Class A	$1,346,639	130,116	$609,729		58,772		$(2,532,781)	(244,818)	$(576,413)	(55,930)
Class B3	95	10	197		19		(15,430)	(1,498)	(15,138)	(1,469)
Class C	96,605	9,336	35,833		3,456		(267,660)	(25,864)	(135,222)	(13,072)
Class T4	10	1	—		—		—	—	10	1
Class F-1	217,125	21,013	33,382		3,217		(300,076)	(29,016)	(49,569)	(4,786)
Class F-2	909,005	87,951	65,927		6,353		(1,077,473)	(104,183)	(102,541)	(9,879)
Class F-3[5]	397,708	38,169	7,623		729		(53,874)	(5,161)	351,457	33,737
Class 529-A	44,321	4,281	17,224		1,660		(65,167)	(6,290)	(3,622)	(349)
Class 529-B3	30	3	11		1		(1,014)	(99)	(973)	(95)
Class 529-C	13,310	1,286	4,742		457		(24,886)	(2,403)	(6,834)	(660)
Class 529-E	1,997	193	915		88		(3,249)	(313)	(337)	(32)
Class 529-T4	10	1	—	[2]	—	[2]	—	—	10	1
Class 529-F-1	6,949	671	1,452		140		(5,698)	(550)	2,703	261
Class R-1	2,645	256	682		66		(7,930)	(765)	(4,603)	(443)
Class R-2	42,026	4,062	8,108		782		(73,782)	(7,129)	(23,648)	(2,285)
Class R-2E	3,148	305	227		22		(796)	(77)	2,579	250
Class R-3	56,738	5,485	9,896		954		(76,952)	(7,433)	(10,318)	(994)
Class R-4	47,342	4,573	8,617		831		(60,920)	(5,894)	(4,961)	(490)
Class R-5E	8	1	—	[2]	—	[2]	— [2]	— [2]	8	1
Class R-5	24,061	2,326	4,586		442		(24,237)	(2,344)	4,410	424
Class R-6	726,263	69,982	81,360		7,833		(240,538)	(23,266)	567,085	54,549
Total net increase (decrease)	$3,936,035	380,021	$890,511		85,822		$(4,832,463)	(467,103)	$(5,917)	(1,260)

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[4]	Class T and 529-T shares began investment operations on April 7, 2017.
[5]	Class F-3 shares began investment operations on January 27, 2017.

24	American High-Income Trust

10. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $9,864,783,000 and $10,531,274,000, respectively, during the year ended September 30, 2018.

American High-Income Trust	25

Financial highlights

		Income (loss) from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements		Ratio of expenses to average net assets after reimbursements[3]		Ratio of net income to average net assets[3]
Class A:
9/30/2018	$10.48	$.61	$(.25)	$.36	$(.59)	$10.25	3.59%	$10,753		.69%		.69%		5.92%
9/30/2017	10.18	.60	.27	.87	(.57)	10.48	8.73	11,666		.69		.69		5.79
9/30/2016	9.83	.61	.34	.95	(.60)	10.18	10.15	11,897		.71		.71		6.28
9/30/2015	11.09	.64	(1.25)	(.61)	(.65)	9.83	(5.84)	12,033		.67		.67		5.94
9/30/2014	11.22	.68	(.13)	.55	(.68)	11.09	4.93	14,286		.66		.66		5.99
Class C:
9/30/2018	10.48	.53	(.25)	.28	(.51)	10.25	2.77	616		1.48		1.48		5.11
9/30/2017	10.18	.52	.27	.79	(.49)	10.48	7.87	760		1.48		1.48		5.00
9/30/2016	9.83	.53	.34	.87	(.52)	10.18	9.28	871		1.51		1.51		5.49
9/30/2015	11.09	.55	(1.25)	(.70)	(.56)	9.83	(6.59)	967		1.47		1.47		5.14
9/30/2014	11.22	.59	(.13)	.46	(.59)	11.09	4.11	1,238		1.46		1.46		5.20
Class T:
9/30/2018	10.48	.63	(.25)	.38	(.61)	10.25	3.82 [4]	—	[5]	.47	[4]	.47	[4]	6.13	[4]
9/30/2017[6,7]	10.40	.30	.06	.36	(.28)	10.48	3.54 [4,8]	—	[5]	.23	[4,8]	.23	[4,8]	2.84	[4,8]
Class F-1:
9/30/2018	10.48	.61	(.25)	.36	(.59)	10.25	3.54	481		.73		.73		5.86
9/30/2017	10.18	.60	.26	.86	(.56)	10.48	8.69	611		.73		.73		5.75
9/30/2016	9.83	.61	.34	.95	(.60)	10.18	10.12	643		.74		.74		6.26
9/30/2015	11.09	.63	(1.25)	(.62)	(.64)	9.83	(5.87)	677		.70		.70		5.91
9/30/2014	11.22	.68	(.13)	.55	(.68)	11.09	4.87	927		.71		.71		5.96
Class F-2:
9/30/2018	10.48	.64	(.25)	.39	(.62)	10.25	3.82	1,155		.46		.46		6.15
9/30/2017	10.18	.62	.27	.89	(.59)	10.48	8.99	1,103		.46		.46		6.04
9/30/2016	9.83	.63	.34	.97	(.62)	10.18	10.41	1,171		.48		.48		6.53
9/30/2015	11.09	.66	(1.25)	(.59)	(.67)	9.83	(5.64)	1,281		.45		.45		6.15
9/30/2014	11.22	.71	(.13)	.58	(.71)	11.09	5.15	1,322		.44		.44		6.21
Class F-3:
9/30/2018	10.48	.65	(.25)	.40	(.63)	10.25	3.93	437		.36		.36		6.26
9/30/2017[6,9]	10.38	.43	.08	.51	(.41)	10.48	4.95 [8]	354		.35	[10]	.35	[10]	6.05	[10]
Class 529-A:
9/30/2018	10.48	.60	(.25)	.35	(.58)	10.25	3.51	330		.77		.77		5.84
9/30/2017	10.18	.59	.27	.86	(.56)	10.48	8.66	320		.76		.76		5.72
9/30/2016	9.83	.60	.34	.94	(.59)	10.18	10.05	314		.81		.81		6.18
9/30/2015	11.09	.63	(1.25)	(.62)	(.64)	9.83	(5.93)	312		.76		.76		5.84
9/30/2014	11.22	.67	(.13)	.54	(.67)	11.09	4.83	367		.75		.75		5.89

26	American High-Income Trust

		Income (loss) from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements		Ratio of expenses to average net assets after reimbursements[3]		Ratio of net income to average net assets[3]
Class 529-C:
9/30/2018	$10.48	$.53	$(.25)	$.28	$(.51)	$10.25	2.73%	$65		1.53%		1.53%		5.06%
9/30/2017	10.18	.51	.27	.78	(.48)	10.48	7.83	100		1.53		1.53		4.95
9/30/2016	9.83	.53	.34	.87	(.52)	10.18	9.22	104		1.57		1.57		5.43
9/30/2015	11.09	.55	(1.25)	(.70)	(.56)	9.83	(6.65)	108		1.53		1.53		5.07
9/30/2014	11.22	.58	(.13)	.45	(.58)	11.09	4.03	133		1.53		1.53		5.12
Class 529-E:
9/30/2018	10.48	.58	(.25)	.33	(.56)	10.25	3.31	16		.96		.96		5.64
9/30/2017	10.18	.57	.27	.84	(.54)	10.48	8.44	17		.96		.96		5.52
9/30/2016	9.83	.58	.34	.92	(.57)	10.18	9.85	17		1.00		1.00		5.99
9/30/2015	11.09	.61	(1.25)	(.64)	(.62)	9.83	(6.12)	17		.97		.97		5.63
9/30/2014	11.22	.65	(.13)	.52	(.65)	11.09	4.60	20		.98		.98		5.67
Class 529-T:
9/30/2018	10.48	.63	(.25)	.38	(.61)	10.25	3.76 [4]	—	[5]	.52	[4]	.52	[4]	6.08	[4]
9/30/2017[6,7]	10.40	.29	.07	.36	(.28)	10.48	3.51 [4,8]	—	[5]	.26	[4,8]	.26	[4,8]	2.81	[4,8]
Class 529-F-1:
9/30/2018	10.48	.63	(.25)	.38	(.61)	10.25	3.75	29		.54		.54		6.07
9/30/2017	10.18	.62	.26	.88	(.58)	10.48	8.89	28		.54		.54		5.94
9/30/2016	9.83	.62	.34	.96	(.61)	10.18	10.30	24		.58		.58		6.40
9/30/2015	11.09	.65	(1.25)	(.60)	(.66)	9.83	(5.71)	22		.54		.54		6.07
9/30/2014	11.22	.70	(.13)	.57	(.70)	11.09	5.06	25		.53		.53		6.11
Class R-1:
9/30/2018	10.48	.53	(.25)	.28	(.51)	10.25	2.77	11		1.48		1.48		5.12
9/30/2017	10.18	.52	.27	.79	(.49)	10.48	7.89	12		1.47		1.47		5.02
9/30/2016	9.83	.53	.34	.87	(.52)	10.18	9.29	16		1.50		1.50		5.51
9/30/2015	11.09	.55	(1.25)	(.70)	(.56)	9.83	(6.58)	19		1.46		1.46		5.15
9/30/2014	11.22	.59	(.13)	.46	(.59)	11.09	4.11	24		1.46		1.46		5.19
Class R-2:
9/30/2018	10.48	.53	(.25)	.28	(.51)	10.25	2.80	150		1.46		1.46		5.14
9/30/2017	10.18	.52	.27	.79	(.49)	10.48	7.90	166		1.46		1.46		5.02
9/30/2016	9.83	.53	.34	.87	(.52)	10.18	9.27	184		1.52		1.52		5.47
9/30/2015	11.09	.55	(1.25)	(.70)	(.56)	9.83	(6.60)	183		1.48		1.48		5.13
9/30/2014	11.22	.59	(.13)	.46	(.59)	11.09	4.06	224		1.50		1.50		5.15
Class R-2E:
9/30/2018	10.48	.56	(.25)	.31	(.54)	10.25	3.09	7		1.18		1.18		5.44
9/30/2017	10.18	.55	.27	.82	(.52)	10.48	8.22	6		1.16		1.16		5.31
9/30/2016	9.83	.57	.34	.91	(.56)	10.18	9.72	3		1.16		1.16		5.66
9/30/2015	11.09	.63	(1.25)	(.62)	(.64)	9.83	(5.94)[4]	—	[5]	.79	[4]	.79	[4]	5.76	[4]
9/30/2014[6,11]	11.40	.06	(.31)	(.25)	(.06)	11.09	(2.20)[4,8]	—	[5]	.04	[4,8]	.04	[4,8]	.51	[4,8]

See end of table for footnotes.

American High-Income Trust	27

Financial highlights (continued)

		Income (loss) from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements		Ratio of expenses to average net assets after reimbursements[3]		Ratio of net income to average net assets[3]
Class R-3:
9/30/2018	$10.48	$.58	$(.25)	$.33	$(.56)	$10.25	3.26%	$175		1.01%		1.01%		5.60%
9/30/2017	10.18	.57	.27	.84	(.54)	10.48	8.40	190		1.00		1.00		5.49
9/30/2016	9.83	.58	.34	.92	(.57)	10.18	9.78	195		1.06		1.06		5.95
9/30/2015	11.09	.60	(1.25)	(.65)	(.61)	9.83	(6.16)	209		1.01		1.01		5.61
9/30/2014	11.22	.64	(.13)	.51	(.64)	11.09	4.57	256		1.01		1.01		5.65
Class R-4:
9/30/2018	10.48	.61	(.25)	.36	(.59)	10.25	3.57	138		.70		.70		5.90
9/30/2017	10.18	.60	.27	.87	(.57)	10.48	8.73	158		.69		.69		5.79
9/30/2016	9.83	.61	.34	.95	(.60)	10.18	10.13	159		.73		.73		6.29
9/30/2015	11.09	.64	(1.25)	(.61)	(.65)	9.83	(5.86)	180		.69		.69		5.93
9/30/2014	11.22	.68	(.13)	.55	(.68)	11.09	4.90	230		.69		.69		5.96
Class R-5E:
9/30/2018	10.48	.63	(.25)	.38	(.61)	10.25	3.80	3		.48		.48		6.22
9/30/2017	10.18	.63	.27	.90	(.60)	10.48	9.02	—	[5]	.59		.42		6.06
9/30/2016[6,12]	9.70	.53	.47	1.00	(.52)	10.18	10.70 [8]	—	[5]	.58	[10]	.57	[10]	6.37	[10]
Class R-5:
9/30/2018	10.48	.64	(.25)	.39	(.62)	10.25	3.88	84		.40		.40		6.20
9/30/2017	10.18	.63	.27	.90	(.60)	10.48	9.05	82		.40		.40		6.08
9/30/2016	9.83	.64	.34	.98	(.63)	10.18	10.47	76		.42		.42		6.61
9/30/2015	11.09	.67	(1.25)	(.58)	(.68)	9.83	(5.58)	88		.39		.39		6.23
9/30/2014	11.22	.71	(.13)	.58	(.71)	11.09	5.21	111		.39		.39		6.30
Class R-6:
9/30/2018	10.48	.65	(.25)	.40	(.63)	10.25	3.94	1,994		.35		.35		6.26
9/30/2017	10.18	.63	.27	.90	(.60)	10.48	9.10	1,776		.35		.35		6.12
9/30/2016	9.83	.64	.34	.98	(.63)	10.18	10.54	1,169		.36		.36		6.62
9/30/2015	11.09	.67	(1.25)	(.58)	(.68)	9.83	(5.53)	1,046		.34		.34		6.26
9/30/2014	11.22	.72	(.13)	.59	(.72)	11.09	5.26	803		.34		.34		6.29

	Year ended September 30
	2018	2017	2016	2015	2014
Portfolio turnover rate for all share classes	62%	73%	76%	49%	62%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During some of the periods shown, CRMC paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.
[4]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[5]	Amount less than $1 million.
[6]	Based on operations for a period that is less than a full year.
[7]	Class T and 529-T shares began investment operations on April 7, 2017.
[8]	Not annualized.
[9]	Class F-3 shares began investment operations on January 27, 2017.
[10]	Annualized.
[11]	Class R-2E shares began investment operations on August 29, 2014.
[12]	Class R-5E shares began investment operations on November 20, 2015.

See Notes to Financial Statements

28	American High-Income Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American High-Income Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of American High-Income Trust (the “Fund”), including the summary investment portfolio, as of September 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California

November 8, 2018

We have served as the auditor of one or more American Funds investment companies since 1956.

American High-Income Trust	29

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (April 1, 2018, through September 30, 2018).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

30	American High-Income Trust

	Beginning account value 4/1/2018	Ending account value 9/30/2018	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,036.07	$3.52	.69%
Class A – assumed 5% return	1,000.00	1,021.61	3.50	.69
Class C – actual return	1,000.00	1,031.97	7.54	1.48
Class C – assumed 5% return	1,000.00	1,017.65	7.49	1.48
Class T – actual return	1,000.00	1,037.17	2.45	.48
Class T – assumed 5% return	1,000.00	1,022.66	2.43	.48
Class F-1 – actual return	1,000.00	1,035.80	3.78	.74
Class F-1 – assumed 5% return	1,000.00	1,021.36	3.75	.74
Class F-2 – actual return	1,000.00	1,037.27	2.35	.46
Class F-2 – assumed 5% return	1,000.00	1,022.76	2.33	.46
Class F-3 – actual return	1,000.00	1,037.77	1.84	.36
Class F-3 – assumed 5% return	1,000.00	1,023.26	1.83	.36
Class 529-A – actual return	1,000.00	1,035.64	3.93	.77
Class 529-A – assumed 5% return	1,000.00	1,021.21	3.90	.77
Class 529-C – actual return	1,000.00	1,031.79	7.69	1.51
Class 529-C – assumed 5% return	1,000.00	1,017.50	7.64	1.51
Class 529-E – actual return	1,000.00	1,034.65	4.90	.96
Class 529-E – assumed 5% return	1,000.00	1,020.26	4.86	.96
Class 529-T – actual return	1,000.00	1,036.85	2.71	.53
Class 529-T – assumed 5% return	1,000.00	1,022.41	2.69	.53
Class 529-F-1 – actual return	1,000.00	1,036.86	2.76	.54
Class 529-F-1 – assumed 5% return	1,000.00	1,022.36	2.74	.54
Class R-1 – actual return	1,000.00	1,031.96	7.54	1.48
Class R-1 – assumed 5% return	1,000.00	1,017.65	7.49	1.48
Class R-2 – actual return	1,000.00	1,032.11	7.39	1.45
Class R-2 – assumed 5% return	1,000.00	1,017.80	7.33	1.45
Class R-2E – actual return	1,000.00	1,033.54	6.02	1.18
Class R-2E – assumed 5% return	1,000.00	1,019.15	5.97	1.18
Class R-3 – actual return	1,000.00	1,034.41	5.15	1.01
Class R-3 – assumed 5% return	1,000.00	1,020.00	5.11	1.01
Class R-4 – actual return	1,000.00	1,035.99	3.57	.70
Class R-4 – assumed 5% return	1,000.00	1,021.56	3.55	.70
Class R-5E – actual return	1,000.00	1,037.11	2.50	.49
Class R-5E – assumed 5% return	1,000.00	1,022.61	2.48	.49
Class R-5 – actual return	1,000.00	1,037.54	2.04	.40
Class R-5 – assumed 5% return	1,000.00	1,023.06	2.03	.40
Class R-6 – actual return	1,000.00	1,037.81	1.79	.35
Class R-6 – assumed 5% return	1,000.00	1,023.31	1.78	.35

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2018:

Qualified dividend income	$6,719,000
Corporate dividends received deduction	$294,000
U.S. government income that may be exempt from state taxation	$3,661,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2019, to determine the calendar year amounts to be included on their 2018 tax returns. Shareholders should consult their tax advisors.

American High-Income Trust	31

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32	American High-Income Trust

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American High-Income Trust	33

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 1945	2010	CEO and President, Richard Nixon Foundation; Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	81	General Finance Corporation
James G. Ellis, 1947	2006	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	81	Mercury General Corporation
Nariman Farvardin, PhD, 1956	2018	President, Stevens Institute of Technology	78	None
Leonard R. Fuller, 1946	1994	Private investor; former President and CEO, Fuller Consulting (financial management consulting)	81	None
Mary Davis Holt, 1950	2015-2016 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	78	None
R. Clark Hooper, 1946 Chairman of the Board (Independent and Non-Executive)	2005	Private investor	81	None
Merit E. Janow, 1958	2010	Dean and Professor, Columbia University, School of International and Public Affairs	80	MasterCard Incorporated; Trimble Inc.
Laurel B. Mitchell, PhD, 1955	2010	Chair, California Jump$tart Coalition for Personal Financial Literacy; part-time faculty, Pomona College; Professor Emerita, University of Redlands; former Distinguished Professor of Accounting, University of Redlands; former Director, Accounting Program, University of Redlands	77	None
Frank M. Sanchez, 1943	1999	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	77	None
Margaret Spellings, 1957	2010	President, The University of North Carolina; former President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce	82	None

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Michael C. Gitlin, 1970	2015	Partner – Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.;[6] served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	19	None
John H. Smet, 1956	2011	Partner – Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company	22	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

34	American High-Income Trust

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
David A. Daigle, 1967	2008	Partner — Capital Fixed Income Investors, Capital Research and Management Company;
President		Partner — Capital Fixed Income Investors, Capital Bank and Trust Company[6]
Kristine M. Nishiyama, 1970	2003	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and
Executive Vice President		Management Company; Chair, Senior Vice President, General Counsel and Director, Capital Bank and Trust Company[6]
Tara L. Torrens, 1979	2017	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Senior Vice President
Thomas H. Chow, 1966	2015	Vice President — Capital Fixed Income Investors, Capital Research and Management Company
Vice President
Shannon Ward, 1964	2017	Vice President — Capital Fixed Income Investors, Capital Research and Management Company
Vice President
Steven I. Koszalka, 1964	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Secretary
Brian C. Janssen, 1972	2012	Vice President — Investment Operations, Capital Research and Management Company
Treasurer
Jane Y. Chung, 1974	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Assistant Secretary
Dori Laskin, 1951	2010	Vice President — Investment Operations, Capital Research and Management Company
Assistant Treasurer
Gregory F. Niland, 1971	2015	Vice President — Investment Operations, Capital Research and Management Company
Assistant Treasurer

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed, except Thomas H. Chow, Tara L. Torrens and Shannon Ward, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

American High-Income Trust	35

Offices of the fund and of the investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

6455 Irvine Center Drive

Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address near you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank

270 Park Avenue

New York, NY 10017-2070

Counsel

Morgan, Lewis & Bockius LLP

300 South Grand Avenue, 22nd Floor

Los Angeles, CA 90071-3132

Independent registered public accounting firm

Deloitte & Touche LLP

695 Town Center Drive

Suite 1200

Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

36	American High-Income Trust

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete September 30, 2018, portfolio of American High-Income Trust’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American High-Income Trust files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American High-Income Trust, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2018, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

Bloomberg® is a trademark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Neither Bloomberg nor Barclays approves or endorses this material, guarantees the accuracy or completeness of any information herein and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection herewith.

The Capital Advantage®

Since 1931, American Funds by Capital Group has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior long-term track record
Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods. Fixed income funds have beaten their Lipper indexes in 77% of 10-year periods and 80% of 20-year periods.[2] Fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2017.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2017. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on Class A share results without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see americanfunds.com for more information on specific expense adjustments and the actual dates of first sale.
[3]	On average, our management fees were in the lowest quintile 71% of the time, based on the 20-year period ended December 31, 2017, versus comparable Lipper categories, excluding funds of funds.

All Capital Group trademarks referenced are registered trademarks owned by The Capital Group Companies, Inc. or an affiliated company. All other company and product names mentioned are the trademarks or registered trademarks of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Laurel B. Mitchell, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

ITEM 4 – Principal Accountant Fees and Services	AHIT

Registrant:
a) Audit Fees:
2017	$174,000
2018	$173,000

b) Audit-Related Fees:
2017	$4,000
2018	$4,000

c) Tax Fees:
2017	$8,000
2018	$8,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2017	None
2018	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2017	$1,161,000
2018	$1,230,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2017	None
2018	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2017	None
2018	None

The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,364,000 for fiscal year 2017 and $1,246,000 for fiscal year 2018. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American High-Income Trust®
Investment portfolio
September 30, 2018
Bonds, notes & other debt instruments 90.16% Corporate bonds & notes 89.91% Consumer discretionary 14.64%	Principal amount (000)	Value (000)
American Axle & Manufacturing Holdings, Inc. 6.50% 2027	$16,550	$16,446
Boyd Gaming Corp. 6.875% 2023	1,260	1,328
Boyd Gaming Corp. 6.375% 2026	4,985	5,145
Cablevision Systems Corp. 6.75% 2021	44,150	46,633
Cablevision Systems Corp. 5.50% 2027[1]	2,700	2,634
Caesars Resort Collection LLC, Term Loan, (3-month USD-LIBOR + 2.75%) 4.826% 2024[2,3,4]	7,444	7,492
CBS Outdoor Americas Inc. 5.25% 2022	3,750	3,811
CCO Holdings LLC and CCO Holdings Capital Corp. 4.00% 2023[1]	24,375	23,395
CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 2023[1]	17,600	17,715
CCO Holdings LLC and CCO Holdings Capital Corp. 5.875% 2024[1]	3,835	3,926
CCO Holdings LLC and CCO Holdings Capital Corp. 5.375% 2025[1]	1,600	1,592
CCO Holdings LLC and CCO Holdings Capital Corp. 5.50% 2026[1]	11,000	10,904
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2026[1]	69,400	69,834
CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 2027[1]	62,990	59,879
CCO Holdings LLC and CCO Holdings Capital Corp. 5.00% 2028[1]	66,200	62,387
Cengage Learning Acquisitions, Inc., Term Loan B, (3-month USD-LIBOR + 4.25%) 6.415% 2023[2,3,4]	11,638	10,842
Churchill Downs Inc. 4.75% 2028[1]	11,475	10,786
Cirsa Gaming Corp. SA 7.875% 2023[1]	79,725	81,395
Clear Channel Worldwide Holdings, Inc. 7.625% 2020	212,534	213,862
ClubCorp Holdings, Inc., Term Loan B, (3-month USD-LIBOR + 2.75%) 5.136% 2024[2,3,4]	12,114	12,061
CRC Escrow Issuer LLC 5.25% 2025[1]	44,625	42,617
Cumulus Media New Holdings Inc., Term Loan, (3-month USD-LIBOR + 4.50%) 6.75% 2022[2,3,4]	38,402	37,988
DISH DBS Corp. 7.875% 2019	6,000	6,226
DISH DBS Corp. 6.75% 2021	8,000	8,190
DISH DBS Corp. 5.875% 2022	8,725	8,545
Fertitta Entertainment, Inc. 6.75% 2024[1]	14,050	14,287
Fertitta Entertainment, Inc. 8.75% 2025[1]	21,675	22,776
Goodyear Tire & Rubber Co. 4.875% 2027	7,000	6,449
Hanesbrands Inc. 4.625% 2024[1]	18,110	17,691
Hanesbrands Inc. 4.875% 2026[1]	22,165	21,306
Hilton Worldwide Holdings Inc. 4.25% 2024	4,275	4,148
iHeartCommunications, Inc. 9.00% 2019[5]	19,325	14,639
iHeartCommunications, Inc., Term Loan D, (3-month USD-LIBOR + 6.75%) 8.826% 2019[2,3,4,5]	22,250	16,637
International Game Technology 6.50% 2025[1]	13,550	14,126
International Game Technology 6.25% 2027[1]	7,200	7,308
IRB Holding Corp. 6.75% 2026[1]	17,790	17,479
Laureate Education, Inc. 8.25% 2025[1]	8,940	9,596
Lennar Corp. 8.375% 2021	18,725	20,480
Levi Strauss & Co. 5.00% 2025	10,750	10,774
Liberty Global PLC 6.125% 2025[1]	6,500	6,857
Liberty Global PLC 5.50% 2028[1]	17,300	16,458
Limited Brands, Inc. 6.625% 2021	6,750	7,149
Limited Brands, Inc. 5.25% 2028	8,295	7,147
Limited Brands, Inc. 6.875% 2035	4,070	3,460
Live Nation Entertainment, Inc. 5.625% 2026[1]	3,600	3,645
McGraw-Hill Global Education Holdings, LLC 7.875% 2024[1]	3,500	3,150
American High-Income Trust — Page 1 of 18

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
McGraw-Hill Global Education Holdings, LLC, Term Loan B, (3-month USD-LIBOR + 4.00%) 6.242% 2022[2,3,4]	$7,355	$7,161
MDC Partners Inc. 6.50% 2024[1]	92,282	82,592
Meredith Corp. 6.875% 2026[1]	110,745	113,790
Meredith Corp., Term Loan B, (3-month USD-LIBOR + 3.00%) 5.076% 2025[2,3,4]	12,786	12,881
Meritage Homes Corp. 5.125% 2027	13,375	12,372
Merlin Entertainment 5.75% 2026[1]	7,600	7,695
MGM Growth Properties LLC 5.625% 2024	3,600	3,703
MGM Resorts International 7.75% 2022	16,675	18,322
MGM Resorts International 6.00% 2023	16,200	16,807
Michaels Stores, Inc. 5.875% 2020[1]	14,360	14,446
Mohegan Tribal Gaming Authority, Term Loan B, (3-month USD-LIBOR + 4.50%) 6.076% 2023[2,3,4]	10,877	10,274
Neiman Marcus Group LTD Inc. 8.00% 2021[1]	41,860	27,706
Neiman Marcus Group LTD Inc. 8.75% 2021 (100% PIK)[1,6]	64,056	42,557
Neiman Marcus Group LTD Inc., Term Loan B, (3-month USD-LIBOR + 3.25%) 5.573% 2020[2,3,4]	50,033	46,552
NMG Finco PLC 5.75% 2022[1]	34,371	33,841
Penn National Gaming, Inc. 5.625% 2027[1]	3,750	3,627
Petsmart, Inc., Term Loan B-2, (3-month USD-LIBOR + 3.00%) 5.334% 2022[2,3,4]	48,940	43,087
Petsmart, Inc. 7.125% 2023[1]	132,669	96,019
Petsmart, Inc. 5.875% 2025[1]	153,025	126,198
Petsmart, Inc. 8.875% 2025[1]	76,365	55,349
Ruyi US Finance LLC 7.50% 2025[1]	11,200	11,004
Sally Holdings LLC and Sally Capital Inc. 5.50% 2023	17,845	17,466
Sally Holdings LLC and Sally Capital Inc. 5.625% 2025	89,210	85,419
Sally Holdings LLC and Sally Capital Inc., Term Loan B2, 4.50% 2024[2,3]	3,390	3,260
Schaeffler Verwaltungs 4.75% 2026[1,6]	5,950	5,623
Scientific Games Corp. 6.25% 2020	10,760	10,760
Scientific Games Corp. 10.00% 2022	1,838	1,954
Scientific Games Corp. 5.00% 2025[1]	41,285	39,324
ServiceMaster Global Holdings, Inc. 5.125% 2024[1]	10,000	9,899
Sirius XM Radio Inc. 3.875% 2022[1]	24,550	24,288
Sirius XM Radio Inc. 4.625% 2023[1]	7,475	7,420
Six Flags Entertainment Corp. 4.875% 2024[1]	55,200	54,206
Sotheby’s 4.875% 2025[1]	63,395	60,780
Stars Group Holdings BV 7.00% 2026[1]	45,817	47,383
Stars Group Holdings BV, Term Loan, (3-month USD-LIBOR + 3.50%) 5.886% 2025[2,3,4]	6,484	6,547
Univision Communications Inc. 5.125% 2023[1]	18,082	17,359
Univision Communications Inc. 5.125% 2025[1]	47,209	44,258
Warner Music Group 5.00% 2023[1]	27,875	27,945
Warner Music Group 4.875% 2024[1]	15,245	14,940
Warner Music Group 5.50% 2026[1]	8,275	8,234
Wyndham Worldwide Corp. 5.375% 2026[1]	11,000	10,959
Wynn Las Vegas, LLC and Wynn Capital Corp. 4.25% 2023[1]	27,211	26,123
Wynn Las Vegas, LLC and Wynn Capital Corp. 5.50% 2025[1]	51,630	50,017
Wynn Las Vegas, LLC and Wynn Capital Corp. 5.25% 2027[1]	23,805	22,139
Wynn Macau, Ltd. 4.875% 2024[1]	12,500	11,799
ZF Friedrichshafen AG 4.75% 2025[1]	2,341	2,343
		2,407,623
Energy 14.60%
Aker BP ASA 5.875% 2025[1]	9,060	9,388
American Energy (Permian Basin) (3-month USD-LIBOR + 6.50%) 8.848% 2019[1,4]	6,750	6,446
American Energy (Permian Basin) 7.125% 2020[1]	54,000	36,180
American Energy (Permian Basin) 7.375% 2021[1]	49,145	32,190
Antero Resources Corp. 5.375% 2024	20,480	20,710
American High-Income Trust — Page 2 of 18

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Ascent Resources - Utica LLC 7.00% 2026[1]	$38,590	$38,426
Ascent Resources Marcellus Holdings, Inc., Term Loan B, (3-month USD-LIBOR + 6.50%) 8.620% 2023[2,3,4,7]	7,958	8,015
Berry Petroleum Corp. 7.00% 2026[1]	21,507	22,367
Blackstone CQP Holdco LP 6.00% 2021[1,8]	18,400	18,490
Blackstone CQP Holdco LP 6.50% 2021[1,8]	159,710	160,977
Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.125% 2022[1]	30,225	31,170
Bruin E&P Partners, LLC 8.875% 2023[1]	17,305	17,846
Calfrac Well Services Ltd. 8.50% 2026[1]	7,900	7,406
California Resources Corp., Term Loan B, (3-month USD-LIBOR + 4.75%) 6.962% 2022[2,3,4]	24,300	24,816
Carrizo Oil & Gas Inc. 6.25% 2023	27,825	28,555
Cheniere Energy Partners, LP 5.25% 2025	13,175	13,208
Cheniere Energy, Inc. 7.00% 2024	8,130	8,923
Cheniere Energy, Inc. 5.875% 2025	4,750	4,999
Chesapeake Energy Corp. (3-month USD-LIBOR + 3.25%) 5.589% 2019[4]	18,200	18,268
Chesapeake Energy Corp. 4.875% 2022	24,025	23,454
Chesapeake Energy Corp. 8.00% 2022[1]	10,485	11,009
Chesapeake Energy Corp. 8.00% 2025	26,525	27,440
Chesapeake Energy Corp. 8.00% 2027	16,110	16,464
Comstock Resources, Inc. 9.75% 2026[1]	50,025	50,040
CONSOL Energy Inc. 5.875% 2022	89,225	89,564
Convey Park Energy LLC 7.50% 2025[1]	18,975	19,331
DCP Midstream LP 7.375% 2022 (3-month USD-LIBOR + 5.148% on 12/15/2022)[9]	6,722	6,701
DCP Midstream Operating LP 4.95% 2022	23,053	23,456
Denbury Resources Inc. 9.00% 2021[1]	19,190	20,845
Denbury Resources Inc. 7.50% 2024[1]	15,155	15,629
Diamond Offshore Drilling, Inc. 7.875% 2025	20,175	21,007
Diamond Offshore Drilling, Inc. 4.875% 2043	24,590	18,135
Enbridge Energy Partners, LP 7.375% 2045	12,445	16,481
Encino Acquisitions Partners LLC, Term Loan, (3-month USD-LIBOR +6.75%) 9.13% 2025[2,3,4,10]	8,775	8,775
Energy Transfer Partners, LP 7.50% 2020	5,300	5,688
Energy Transfer Partners, LP 5.875% 2024	18,500	19,517
Energy Transfer Partners, LP 4.75% 2026	3,400	3,439
Energy Transfer Partners, LP 5.50% 2027	5,850	6,086
Energy Transfer Partners, LP 6.25% (undated) (3-month USD-LIBOR + 4.028% on 2/15/2023)[9]	9,050	8,728
Ensco PLC 7.75% 2026	25,425	25,330
Ensco PLC 5.75% 2044	33,070	24,844
EP Energy Corp. 8.00% 2024[1]	7,825	7,923
EP Energy Corp. 7.75% 2026[1]	7,890	8,107
Extraction Oil & Gas, Inc. 7.375% 2024[1]	14,900	14,788
Extraction Oil & Gas, Inc. 5.625% 2026[1]	31,580	28,106
Genesis Energy, LP 6.75% 2022	24,125	24,728
Genesis Energy, LP 6.50% 2025	20,640	20,253
Hi-Crush Partners LP 9.50% 2026[1]	6,750	6,303
Indigo Natural Resources LLC 6.875% 2026[1]	16,080	15,638
Jonah Energy LLC 7.25% 2025[1]	58,125	44,756
Jones Energy, Inc. 9.25% 2023[1]	8,300	8,570
KCAD Holdings I Ltd. 7.25% 2021[1]	10,630	10,072
KCAD Holdings I Ltd. 9.625% 2023[1]	10,580	10,421
Laredo Petroleum, Inc. 5.625% 2022	11,548	11,519
Magnolia Oil & Gas Operating LLC 6.00% 2026[1]	12,600	12,600
Matador Resources Co. 5.875% 2026[1]	13,175	13,373
McDermott International, Inc. 10.625% 2024[1]	12,175	13,058
McDermott International, Term Loan B, (3-month USD-LIBOR + 5.00%) 7.076% 2025[2,3,4]	12,699	12,876
Murphy Oil Corp. 6.875% 2024	13,450	14,270
American High-Income Trust — Page 3 of 18

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Murphy Oil Corp. 5.75% 2025	$34,750	$35,389
Nabors Industries Inc. 5.75% 2025	11,050	10,618
Neptune Energy Group Holdings Ltd. 6.625% 2025[1]	9,540	9,516
NGL Energy Partners LP 5.125% 2019	4,450	4,489
NGL Energy Partners LP 6.875% 2021	56,867	57,996
NGL Energy Partners LP 6.125% 2025	35,665	33,614
NGPL PipeCo LLC 4.375% 2022[1]	1,420	1,438
NGPL PipeCo LLC 4.875% 2027[1]	4,575	4,569
NGPL PipeCo LLC 7.768% 2037[1]	1,990	2,448
Noble Corp. PLC 7.95% 2025[9]	14,895	14,597
Noble Corp. PLC 8.95% 2045[9]	16,865	16,422
Oasis Petroleum Inc. 6.25% 2026[1]	11,740	11,998
ONEOK, Inc. 7.50% 2023	9,475	10,813
Pacific Drilling SA 8.375% 2023[1]	17,525	18,138
Parsley Energy, Inc. 6.25% 2024[1]	2,550	2,665
Parsley Energy, Inc. 5.25% 2025[1]	3,600	3,600
Parsley Energy, Inc. 5.375% 2025[1]	7,225	7,279
PDC Energy Inc. 5.75% 2026	29,363	28,005
Peabody Energy Corp. 6.00% 2022[1]	16,825	17,161
Peabody Energy Corp. 6.375% 2025[1]	3,900	3,978
QEP Resources, Inc. 5.625% 2026	21,203	20,355
QGOG Constellation SA 9.50% 2024 (5.26% PIK)[1,3,6]	90,774	44,253
Range Resources Corp. 5.00% 2023	4,425	4,370
Range Resources Corp. 4.875% 2025	19,025	18,098
Rockpoint Gas Storage Canada Ltd. 7.00% 2023[1]	17,575	17,926
Sabine Pass Liquefaction, LLC 5.625% 2021[9]	3,105	3,231
Sabine Pass Liquefaction, LLC 5.625% 2025	1,800	1,922
Sanchez Energy Corp. 7.25% 2023[1]	25,450	25,164
Seven Generations Energy Ltd. 5.375% 2025[1]	5,525	5,394
SM Energy Co. 6.125% 2022	8,052	8,334
SM Energy Co. 5.625% 2025	12,550	12,566
SM Energy Co. 6.625% 2027	7,050	7,297
Southwestern Energy Co. 6.20% 2025[9]	5,075	5,053
Southwestern Energy Co. 7.50% 2026	30,625	32,233
Southwestern Energy Co. 7.75% 2027	3,985	4,224
Summit Midstream Partners LP 5.75% 2025	2,500	2,419
Sunoco LP 4.875% 2023[1]	36,255	35,983
Sunoco LP 5.50% 2026[1]	6,710	6,499
Tallgrass Energy Partners, LP 5.50% 2024[1]	4,925	5,042
Tapstone Energy Inc. 9.75% 2022[1]	23,950	22,453
Targa Resources Partners LP 4.125% 2019	6,250	6,258
Targa Resources Partners LP 6.75% 2024	7,650	8,090
Targa Resources Partners LP 5.125% 2025	1,080	1,091
Teekay Corp. 8.50% 2020	104,085	106,445
Teekay Offshore Partners LP 8.50% 2023[1]	27,825	28,660
Transocean Guardian Ltd. 5.875% 2024[1,3]	18,770	19,005
Transocean Inc. 8.375% 2021[9]	23,725	25,579
Transocean Inc. 9.00% 2023[1]	24,328	26,518
Transocean Inc. 7.75% 2024[1,3]	9,138	9,697
Transocean Inc. 6.125% 2025[1,3]	26,845	27,348
Transocean Inc. 7.50% 2026[1]	3,000	3,105
Ultra Petroleum Corp. 6.875% 2022[1]	65,475	31,428
Ultra Petroleum Corp. 7.125% 2025[1]	9,800	4,018
USA Compression Partners, LP 6.875% 2026[1]	12,810	13,274
American High-Income Trust — Page 4 of 18

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Vine Oil & Gas LP 8.75% 2023[1]	$40,765	$39,950
Vine Oil & Gas LP 9.75% 2023[1]	16,025	16,025
Vine Oil & Gas LP, Term Loan, (3-month USD-LIBOR + 6.875%) 8.951% 2021[2,3,4]	23,975	24,140
Weatherford International PLC 7.75% 2021	17,565	17,499
Weatherford International PLC 4.50% 2022	17,605	15,492
Weatherford International PLC 8.25% 2023	23,175	22,016
Weatherford International PLC 9.875% 2024	20,375	20,018
Weatherford International PLC 9.875% 2025[1]	21,350	20,709
Weatherford International PLC 6.50% 2036	31,390	23,778
Weatherford International PLC 6.75% 2040	45,695	35,185
Whiting Petroleum Corp. 6.625% 2026	14,470	15,103
WPX Energy Inc. 6.00% 2022	5,552	5,781
WPX Energy Inc. 5.75% 2026	9,385	9,538
		2,401,003
Health care 13.41%
Auris Luxembourg III SAR, Term Loan, (3-month USD-LIBOR + 3.75%) 6.085% 2025[2,3,4]	7,250	7,350
Catalent, Inc. 4.875% 2026[1]	2,485	2,404
Centene Corp. 5.625% 2021	10,315	10,534
Centene Corp. 4.75% 2022	65,725	66,678
Centene Corp. 6.125% 2024	25,825	27,245
Centene Corp. 4.75% 2025	36,490	36,490
Centene Corp. 5.375% 2026[1]	36,930	37,946
Charles River Laboratories International, Inc. 5.50% 2026[1]	7,465	7,596
Community Health Systems Inc. 6.25% 2023	11,200	10,682
Concordia International Corp. (3-month USD-LIBOR + 5.50%) 7.814% 2024[2,3,4]	5,895	5,807
Concordia International Corp. 8.00% 2024	5,062	4,973
DaVita HealthCare Partners Inc. 5.125% 2024	26,925	26,117
DaVita HealthCare Partners Inc. 5.00% 2025	16,050	15,483
DJO Finance LLC 10.75% 2020	6,610	6,593
DJO Finance LLC 8.125% 2021[1]	11,635	11,940
Eagle Holding Co II LLC 7.625% 2022[1,6]	8,700	8,831
Endo International PLC 5.75% 2022[1]	51,989	48,805
Endo International PLC 5.375% 2023[1,9]	4,400	3,894
Endo International PLC 6.00% 2023[1]	53,255	47,530
Endo International PLC 5.875% 2024[1]	17,575	17,795
Endo International PLC 6.00% 2025[1,9]	21,060	18,259
Envision Healthcare Corp. 5.125% 2022[1]	12,725	13,100
Envision Healthcare Corp. 8.75% 2026[1]	22,995	22,650
Envision Healthcare Corp., Term Loan, (3-month USD-LIBOR + 4.00%) 6.366% 2025[2,3,4]	18,725	18,678
HCA Inc. 6.50% 2020	8,375	8,716
HCA Inc. 7.50% 2022	2,610	2,864
HCA Inc. 4.75% 2023	2,160	2,206
HCA Inc. 5.875% 2023	14,200	14,999
HCA Inc. 5.00% 2024	6,960	7,151
HCA Inc. 5.375% 2025	15,150	15,491
HCA Inc. 5.375% 2026	20,200	20,493
HCA Inc. 5.875% 2026	14,500	15,134
HCA Inc. 4.50% 2027	14,500	14,283
HCA Inc. 5.625% 2028	42,350	42,668
HCA Inc. 5.50% 2047	11,525	11,712
Healthsouth Corp. 5.75% 2024	8,675	8,826
Healthsouth Corp. 5.75% 2025	18,115	18,341
Hologic, Inc. 4.375% 2025[1]	8,805	8,431
American High-Income Trust — Page 5 of 18

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
Hologic, Inc. 4.625% 2028[1]	$1,445	$1,362
IMS Health Holdings, Inc. 5.00% 2026[1]	21,980	21,612
inVentiv Health, Inc. 7.50% 2024[1]	22,447	23,850
Jaguar Holding Co. 6.375% 2023[1]	27,180	27,452
Kinetic Concepts, Inc. 7.875% 2021[1]	24,200	25,024
Kinetic Concepts, Inc. 12.50% 2021[1]	94,840	104,827
Mallinckrodt PLC 4.875% 2020[1]	39,760	39,561
Mallinckrodt PLC 5.75% 2022[1]	5,345	4,958
Mallinckrodt PLC 5.625% 2023[1]	3,096	2,755
Molina Healthcare, Inc. 5.375% 2022	102,286	104,460
Molina Healthcare, Inc. 4.875% 2025[1]	48,405	47,800
Multiplan, Inc. 8.50% 2022[1,6]	6,350	6,585
Multiplan, Inc. 7.125% 2024[1]	13,375	13,937
NVA Holdings Inc. 6.875% 2026[1]	19,500	19,549
Owens & Minor, Inc. 3.875% 2021	22,750	21,456
Owens & Minor, Inc., Term Loan B, (3-month USD-LIBOR + 4.50%) 6.869% 2025[2,3,4]	12,850	12,229
PAREXEL International Corp. 6.375% 2025[1]	37,899	36,099
Prestige Brands International Inc. 6.375% 2024[1]	15,430	15,681
Quintiles Transnational Corp. 4.875% 2023[1]	15,030	15,180
Rotech Healthcare Inc., Term Loan, (3-month USD-LIBOR + 11.00%) 13.337% 2020 (100% PIK)[2,3,4,6,10,11]	74,712	68,280
Rotech Healthcare Inc., Term Loan B, (3-month USD-LIBOR + 3.75%) 6.087% 2023[2,3,4,10,11]	17,167	17,167
Team Health Holdings, Inc. 6.375% 2025[1]	32,913	28,634
Teleflex Inc. 4.625% 2027	7,440	7,096
Tenet Healthcare Corp. 4.75% 2020	14,010	14,238
Tenet Healthcare Corp. 6.00% 2020	91,645	94,738
Tenet Healthcare Corp. 4.375% 2021	29,620	29,640
Tenet Healthcare Corp. 4.50% 2021	27,055	27,055
Tenet Healthcare Corp. 8.125% 2022	43,435	45,935
Tenet Healthcare Corp. 6.75% 2023	20,825	20,825
Tenet Healthcare Corp. 4.625% 2024	52,461	51,123
Tenet Healthcare Corp. 5.125% 2025	3,000	2,963
Teva Pharmaceutical Finance Co. BV 2.20% 2021	13,350	12,552
Teva Pharmaceutical Finance Co. BV 2.80% 2023	35,962	32,051
Teva Pharmaceutical Finance Co. BV 6.00% 2024	33,958	34,514
Teva Pharmaceutical Finance Co. BV 3.15% 2026	11,060	9,219
Teva Pharmaceutical Finance Co. BV 6.75% 2028	17,710	18,703
Teva Pharmaceutical Industries Ltd. 4.50% 2025	€6,725	8,372
Valeant Pharmaceuticals International, Inc. 5.625% 2021[1]	$12,965	12,965
Valeant Pharmaceuticals International, Inc. 7.50% 2021[1]	71,115	72,626
Valeant Pharmaceuticals International, Inc. 6.50% 2022[1]	8,125	8,470
Valeant Pharmaceuticals International, Inc. 5.875% 2023[1]	89,270	86,994
Valeant Pharmaceuticals International, Inc. 6.125% 2025[1]	116,048	110,658
Valeant Pharmaceuticals International, Inc. 9.00% 2025[1]	55,500	59,942
Valeant Pharmaceuticals International, Inc. 9.25% 2026[1]	64,860	70,130
Valeant Pharmaceuticals International, Inc. 8.50% 2027[1]	4,885	5,141
Valeant Pharmaceuticals International, Inc., Term Loan B, (3-month USD-LIBOR + 3.00%) 5.104% 2025[2,3,4]	13,674	13,760
Verscend Holding Corp. 9.75% 2026[1]	6,479	6,698
Verscend Holding Corp., Term Loan B, (3-month USD-LIBOR + 4.50%) 6.566% 2025[2,3,4]	17,615	17,714
WellCare Health Plans, Inc. 5.375% 2026[1]	4,085	4,167
		2,205,442
American High-Income Trust — Page 6 of 18

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Materials 11.94%	Principal amount (000)	Value (000)
AK Steel Holding Corp. 7.625% 2021	$24,200	$24,775
AK Steel Holding Corp. 7.50% 2023	12,500	13,219
AK Steel Holding Corp. 6.375% 2025	10,150	9,706
AK Steel Holding Corp. 7.00% 2027	3,700	3,570
Alcoa Inc. 6.125% 2028[1]	1,930	1,988
ArcelorMittal 6.125% 2025	7,000	7,616
ARD Securities Finance SARL 8.75% 2023 (100% PIK)[1,6]	8,226	8,267
Ardagh Group SA 7.125% 2023[6]	3,300	3,349
Ardagh Packaging Finance 4.25% 2022[1]	6,425	6,358
Ardagh Packaging Finance 4.625% 2023[1]	980	974
Ardagh Packaging Finance 6.00% 2025[1]	35,620	35,068
Axalta Coating Systems LLC 4.875% 2024[1]	12,250	12,036
Ball Corp. 4.375% 2020	15,775	16,031
Ball Corp. 5.00% 2022	8,925	9,222
Berry Plastics Corp. 5.50% 2022	6,800	6,920
Blue Cube Spinco Inc. (Olin Corp.) 9.75% 2023	4,820	5,465
Blue Cube Spinco Inc. (Olin Corp.) 10.00% 2025	4,260	4,920
BWAY Parent Co. Inc. 5.50% 2024[1]	22,165	21,846
BWAY Parent Co. Inc. 7.25% 2025[1]	36,205	35,387
BWAY Parent Co. Inc., Term Loan, (3-month USD-LIBOR + 3.25%) 5.581% 2024[2,3,4]	2,481	2,483
Carlyle Group LP 8.75% 2023[1,6]	20,450	20,833
CF Industries, Inc. 4.50% 2026[1]	345	343
CF Industries, Inc. 4.95% 2043	20,560	18,273
CF Industries, Inc. 5.375% 2044	16,593	15,452
Chemours Co. 6.625% 2023	26,078	27,306
Chemours Co. 7.00% 2025	7,005	7,464
Cleveland-Cliffs Inc. 4.80% 2020	6,438	6,626
Cleveland-Cliffs Inc. 4.875% 2021	11,500	11,543
Cleveland-Cliffs Inc. 4.875% 2024[1]	32,950	32,538
Cleveland-Cliffs Inc. 5.75% 2025	145,435	141,981
Consolidated Energy Finance SA 6.50% 2026[1]	20,430	20,762
Constellium NV 5.875% 2026[1]	11,675	11,456
Crown Holdings, Inc. 4.50% 2023	3,000	3,019
Crown Holdings, Inc. 4.25% 2026	3,000	2,753
Crown Holdings, Inc. 7.375% 2026	2,000	2,185
CVR Partners, LP 9.25% 2023[1]	32,650	34,864
First Quantum Minerals Ltd. 7.00% 2021[1]	84,674	83,880
First Quantum Minerals Ltd. 7.25% 2022[1]	31,150	30,605
First Quantum Minerals Ltd. 7.25% 2023[1]	25,925	24,758
First Quantum Minerals Ltd. 6.50% 2024[1]	34,400	31,605
First Quantum Minerals Ltd. 7.50% 2025[1]	116,350	110,823
First Quantum Minerals Ltd. 6.875% 2026[1]	54,200	49,390
Freeport-McMoRan Inc. 3.55% 2022	48,915	47,692
Freeport-McMoRan Inc. 6.875% 2023	5,000	5,350
FXI Holdings, Inc. 7.875% 2024[1]	43,645	41,736
H.I.G. Capital, LLC 6.75% 2024[1]	60,578	60,743
Hexion Inc. 6.625% 2020	16,045	15,122
Hexion Inc. 10.375% 2022[1]	35,990	35,180
Huntsman International LLC 4.875% 2020	7,055	7,205
INEOS Group Holdings SA 5.625% 2024[1]	19,925	19,670
LSB Industries, Inc. 9.625% 2023[1]	65,645	69,009
Nova Chemicals Corp. 4.875% 2024[1]	12,240	11,830
Nova Chemicals Corp. 5.25% 2027[1]	55,045	51,398
Novelis Corp. 6.25% 2024[1]	13,440	13,742
American High-Income Trust — Page 7 of 18

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Materials (continued)	Principal amount (000)	Value (000)
Novelis Corp. 5.875% 2026[1]	$26,675	$26,108
OCI NV 6.625% 2023[1]	8,570	8,902
Olin Corp. 5.125% 2027	6,000	5,805
Olin Corp. 5.00% 2030	10,625	9,974
Owens-Illinois, Inc. 5.00% 2022[1]	3,920	3,969
Owens-Illinois, Inc. 5.875% 2023[1]	22,970	23,717
Owens-Illinois, Inc. 6.375% 2025[1]	8,101	8,364
Plastipak Holdings, Inc. 6.25% 2025[1]	22,030	20,213
Platform Specialty Products Corp. 6.50% 2022[1]	46,500	47,721
Platform Specialty Products Corp. 5.875% 2025[1]	77,355	76,718
Rayonier Advanced Materials Inc. 5.50% 2024[1]	25,785	24,955
Reynolds Group Inc. 5.75% 2020[3]	26,229	26,327
Reynolds Group Inc. 7.00% 2024[1]	11,700	11,927
Ryerson Inc. 11.00% 2022[1]	78,226	85,571
Scotts Miracle-Gro Co. 5.25% 2026	5,685	5,472
Sealed Air Corp. 4.875% 2022[1]	6,250	6,336
Sealed Air Corp. 5.25% 2023[1]	1,790	1,830
SPCM SA 4.875% 2025[1]	24,670	23,584
Standard Industries Inc. 6.00% 2025[1]	14,650	15,035
Starfruit US Holdco LLC 8.00% 2026[1]	26,150	26,542
Starfruit US Holdco LLC, Term Loan B, (3-month USD-LIBOR + 3.25%) 5.616% 2025[2,3,4]	12,430	12,498
Summit Materials, Inc. 8.50% 2022	3,925	4,185
Summit Materials, Inc. 6.125% 2023	15,160	15,451
Summit Materials, Inc. 5.125% 2025[1]	19,375	18,212
Teck Resources Ltd. 8.50% 2024[1]	3,825	4,191
Tronox Ltd. 5.75% 2025[1]	5,830	5,422
Tronox Ltd. 6.50% 2026[1]	42,189	40,765
United States Steel Corp. 7.375% 2020	17,372	18,262
United States Steel Corp. 6.875% 2025	5,925	6,081
Vale SA 6.25% 2026	1,751	1,923
Venator Materials Corp. 5.75% 2025[1]	35,289	32,201
Warrior Met Coal, Inc. 8.00% 2024[1]	29,150	29,952
Zekelman Industries Inc. 9.875% 2023[1]	16,885	18,384
		1,962,933
Industrials 9.53%
ACCO Brands Corp. 5.25% 2024[1]	9,035	9,023
ADT Corp. 3.50% 2022	26,025	24,724
Advanced Disposal Services, Inc. 5.625% 2024[1]	12,000	12,162
Allison Transmission Holdings, Inc. 5.00% 2024[1]	40,166	40,066
American Airlines, Inc. 5.50% 2019[1]	21,150	21,547
ARAMARK Corp. 5.125% 2024	29,075	29,460
ARAMARK Corp. 5.00% 2028[1]	7,470	7,339
Ashtead Group PLC 4.125% 2025[1]	6,770	6,465
Ashtead Group PLC 5.25% 2026[1]	3,735	3,783
Associated Materials, LLC 9.00% 2024[1]	82,390	86,098
Avis Budget Group, Inc. 5.50% 2023	26,710	26,668
Beacon Roofing Supply, Inc. 4.875% 2025[1]	33,495	30,983
Bohai Financial Investment Holding Co., Ltd. 5.25% 2022[1]	34,725	35,202
Bohai Financial Investment Holding Co., Ltd. 4.50% 2023[1]	10,725	10,497
Bohai Financial Investment Holding Co., Ltd. 5.125% 2023[1]	15,000	15,169
Bohai Financial Investment Holding Co., Ltd. 5.50% 2024[1]	14,025	14,393
Brand Energy 8.50% 2025[1]	43,125	44,489
Brookfield WEC Holdings Inc., Term Loan, (3-month USD-LIBOR + 3.75%) 5.826% 2025[2,3,4]	26,525	26,876
American High-Income Trust — Page 8 of 18

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Industrials (continued)	Principal amount (000)	Value (000)
Brookfield WEC Holdings Inc., Term Loan, (3-month USD-LIBOR + 6.75%) 8.826% 2026[2,3,4]	$24,865	$25,373
Builders FirstSource, Inc. 5.625% 2024[1]	76,870	74,180
CD&R Waterworks Merger Sub, LLC 6.125% 2025[1]	6,415	6,198
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[3]	748	754
Continental Airlines, Inc., Series 2001-1, Class A1, 6.703% 2022[3]	730	781
Continental Airlines, Inc., Series 2007-1, Class B, 6.903% 2022[3]	1,077	1,111
Continental Airlines, Inc., Series 2000-2, Class A1, 7.707% 2022[3]	589	622
Continental Airlines, Inc., Series 2000-1, Class A1, 8.048% 2022[3]	94	98
Continental Airlines, Inc., Series 2000-1, Class B, 8.388% 2022[3]	1	1
Covanta Holding Corp. 5.875% 2024	14,500	14,840
Covanta Holding Corp. 5.875% 2025	7,750	7,847
DAE Aviation Holdings, Inc. 10.00% 2023[1]	150,175	162,377
Deck Chassis Acquisition Inc. 10.00% 2023[1]	82,710	88,086
Delta Air Lines, Inc., Series 2002-1, Class G1, MBIA insured, 6.718% 2024[3]	2,368	2,543
Euramax International, Inc. 12.00% 2020[1]	43,475	45,486
Garda World Security Corp. 8.75% 2025[1]	16,115	15,833
Hardwoods Acquisition Inc. 7.50% 2021[1]	33,814	31,109
HDTFS Inc. 5.875% 2020	3,000	3,000
Hertz Global Holdings Inc. 7.625% 2022[1]	50,267	49,764
JELD-WEN Holding, Inc. 4.875% 2027[1]	14,400	13,158
KAR Auction Services, Inc. 5.125% 2025[1]	17,160	16,688
KLX Inc. 5.875% 2022[1]	9,755	10,101
Kratos Defense & Security Solutions, Inc. 6.50% 2025[1]	14,335	14,787
LSC Communications, Inc. 8.75% 2023[1]	43,855	44,477
Multi-Color Corp. 4.875% 2025[1]	39,670	37,191
Navios Maritime Acquisition Corp. and Navios Acquisition Finance (US) Inc. 8.125% 2021[1]	1,850	1,537
Navistar International Corp. 6.625% 2025[1]	8,155	8,522
Navistar International Corp., Term Loan, (3-month USD-LIBOR + 4.75%) 5.64% 2024[2,3,4]	9,363	9,415
Olympus Merger Sub, Inc. 8.50% 2025[1]	11,550	10,655
Pisces Parent, LLC, Term Loan B, (3-month USD-LIBOR + 3.75%) 6.087% 2025[2,3,4]	36,419	36,699
Pisces Parent, LLC 8.00% 2026[1]	78,558	79,344
PrimeSource Building Products Inc. 9.00% 2023[1]	19,162	19,881
R.R. Donnelley & Sons Co. 7.625% 2020	31,854	33,924
R.R. Donnelley & Sons Co. 7.875% 2021	56,350	60,083
R.R. Donnelley & Sons Co. 6.50% 2023	19,350	19,447
Rexnord Corp. 4.875% 2025[1]	22,105	21,166
Sensata Technologies Holding NV 6.25% 2026[1]	7,000	7,402
Standard Aero Holdings, Inc., Term Loan B, 5.99% 2022[2,3,4]	5,791	5,832
Staples Inc. 8.50% 2025[1]	8,855	8,357
TransDigm Inc. 5.50% 2020	23,310	23,368
United Air Lines, Inc., Series 2007-1, Class B, 7.336% 2021[1,3]	2,289	2,358
United Continental Holdings, Inc. 6.00% 2020	14,150	14,822
United Rentals, Inc. 4.625% 2025	13,600	13,226
United Rentals, Inc. 5.50% 2027	2,000	1,982
United Rentals, Inc. 4.875% 2028	10,000	9,400
Virgin Australia Holdings Ltd. 8.50% 2019[1]	39,930	40,679
Virgin Australia Holdings Ltd. 7.875% 2021[1]	27,125	27,057
		1,566,505
Telecommunication services 8.09%
Altice Finco SA 8.125% 2024[1]	17,545	17,874
Altice France SA 8.125% 2027[1]	30,100	31,003
Altice France SA, Term Loan B-13, (3-month USD-LIBOR + 4.00%) 6.158% 2026[2,3,4]	12,300	12,218
Altice NV 6.625% 2023[1]	9,460	9,555
American High-Income Trust — Page 9 of 18

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Telecommunication services (continued)	Principal amount (000)	Value (000)
Altice NV 5.50% 2026[1]	$12,475	$12,469
Altice NV 7.50% 2026[1]	9,000	8,797
Altice SA 7.625% 2025[1]	6,050	5,505
CenturyLink, Inc. 6.75% 2023	52,175	54,327
CenturyLink, Inc., Series T, 5.80% 2022	6,000	6,135
Cequel Communications Holdings I, LLC and Cequel Capital Corp. 7.75% 2025[1]	1,500	1,605
Frontier Communications Corp. 7.125% 2019	6,000	6,068
Frontier Communications Corp. 9.25% 2021	12,775	12,258
Frontier Communications Corp. 10.50% 2022	165,707	147,789
Frontier Communications Corp. 11.00% 2025	164,099	128,770
Frontier Communications Corp. 8.50% 2026[1]	41,950	39,800
Inmarsat PLC 4.875% 2022[1]	32,135	32,135
Inmarsat PLC 6.50% 2024[1]	6,975	7,097
Intelsat Jackson Holding Co. 7.50% 2021	119,935	122,034
Intelsat Jackson Holding Co. 5.50% 2023	69,075	63,860
Intelsat Jackson Holding Co. 6.625% 2024[2,3]	24,075	25,138
Intelsat Jackson Holding Co. 8.00% 2024[1]	10,250	10,811
Intelsat Jackson Holding Co. 8.50% 2024[1]	16,175	16,337
Intelsat Jackson Holding Co. 9.75% 2025[1]	9,250	9,817
Ligado Networks, Term Loan, (3-month USD-LIBOR + 8.75%) 11.067% 2020 (100% PIK)[2,3,4,6]	70,240	54,465
Neptune Finco Corp. (Altice NV) 6.625% 2025[1]	10,600	11,196
Neptune Finco Corp. (Altice NV) 10.875% 2025[1]	2,098	2,442
Numericable Group SA 7.375% 2026[1]	37,910	38,092
Sprint Corp. 9.00% 2018[1]	3,616	3,643
Sprint Corp. 7.25% 2021	33,035	34,976
Sprint Corp. 11.50% 2021	76,780	90,408
Sprint Corp. 7.875% 2023	17,845	19,270
Sprint Corp. 6.875% 2028	86,900	87,525
Sprint Corp. 8.75% 2032	8,925	10,060
T-Mobile US, Inc. 6.375% 2025	20,375	21,278
T-Mobile US, Inc. 6.50% 2026	9,775	10,266
Trilogy International Partners, LLC 8.875% 2022[1]	35,725	36,261
Wind Tre SpA 5.00% 2026[1]	44,125	38,594
Zayo Group Holdings, Inc. 6.00% 2023	7,000	7,245
Zayo Group Holdings, Inc. 6.375% 2025	10,035	10,464
Zayo Group Holdings, Inc. 5.75% 2027[1]	17,425	17,503
Ziggo Bond Finance BV 5.875% 2025[1]	6,880	6,493
Ziggo Bond Finance BV 5.50% 2027[1]	51,150	48,119
		1,329,702
Information technology 8.01%
Alcatel-Lucent USA Inc. 6.45% 2029	16,200	16,362
Almonde Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 9.636% 2025[2,3,4]	83,040	82,313
Applied Systems, Inc., Term Loan, (3-month USD-LIBOR + 7.00%) 9.386% 2025[2,3,4]	20,365	20,867
Banff Merger Sub Inc. 9.75% 2026[1]	32,328	32,878
Blackboard Inc., Term Loan B4, (3-month USD-LIBOR + 5.00%) 7.333% 2021[2,3,4]	40,980	39,634
Camelot Finance SA 7.875% 2024[1]	103,810	103,735
CCC Information Services Inc., Term Loan, (3-month USD-LIBOR + 6.75%) 8.992% 2025[2,3,4]	5,725	5,780
CDW Corp. 5.00% 2025	10,500	10,500
Colorado Buyer Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 9.36% 2025[2,3,4]	8,788	8,766
CommScope Holding Co., Inc. 6.00% 2025[1]	4,750	4,926
CommScope Holding Co., Inc. 5.00% 2027[1]	13,650	13,172
Dell Inc. 2.65% 2020	6,100	5,991
Dell Inc. 7.125% 2024[1]	9,250	9,937
American High-Income Trust — Page 10 of 18

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Information technology (continued)	Principal amount (000)	Value (000)
Diebold Nixdorf AG, Term Loan A, (3-month USD-LIBOR + 2.25%) 3.625% 2020[2,3,4]	$2,000	$1,878
Diebold Nixdorf AG, Term Loan A-DD, (3-month USD-LIBOR + 2.00%) 4.125% 2020[2,3,4]	2,000	1,878
Diebold Nixdorf AG, Term Loan A1, (3-month USD-LIBOR + 9.25%) 11.375% 2022[2,3,4]	15,200	15,884
Diebold Nixdorf AG, Term Loan B, (3-month USD-LIBOR + 2.75%) 4.938% 2023[2,3,4]	9,252	8,026
Diebold, Inc. 8.50% 2024	18,346	13,209
Ellucian, Inc. 9.00% 2023[1]	7,050	7,385
Financial & Risk US Holdings, Inc. 6.25% 2026[1]	13,325	13,333
Financial & Risk US Holdings, Inc. 8.25% 2026[1]	57,375	57,171
Financial & Risk US Holdings, Inc., Term Loan B, (3-month USD-LIBOR + 3.75%) 6.088% 2025[2,3,4]	8,300	8,292
First Data Corp. 5.375% 2023[1]	12,950	13,180
First Data Corp. 7.00% 2023[1]	46,605	48,644
First Data Corp. 5.00% 2024[1]	13,875	14,007
First Data Corp. 5.75% 2024[1]	8,150	8,284
Genesys Telecommunications Laboratories, Inc. 10.00% 2024[1]	56,150	62,326
Genesys Telecommunications Laboratories, Inc., Term Loan B3, (3-month USD-LIBOR + 3.50%) 5.834% 2023[2,3,4]	3,967	3,994
Gogo Inc. 12.50% 2022[1]	123,510	135,674
Infor (US), Inc. 5.75% 2020[1]	3,785	3,842
Infor (US), Inc. 6.50% 2022	56,175	57,217
Infor Software 7.125% 2021[1,6]	65,151	66,177
Informatica Corp. 7.125% 2023[1]	15,725	16,174
Internet Brands, Inc., Term Loan, (3-month USD-LIBOR + 3.75%) 5.915% 2024[2,3,4]	5,136	5,179
Internet Brands, Inc., Term Loan, (3-month USD-LIBOR + 7.50%) 9.663% 2025[2,3,4]	41,290	41,832
j2 Global, Inc. 6.00% 2025[1]	6,368	6,559
Kronos Inc., Term Loan B, (3-month USD-LIBOR + 3.00%) 5.343% 2023[2,3,4]	11,205	11,272
Kronos Inc., Term Loan B, (3-month USD-LIBOR + 8.25%) 10.593% 2024[2,3,4]	89,410	91,743
McAfee, LLC, Term Loan, (3-month USD-LIBOR + 4.50%) 6.742% 2024[2,3,4]	19,918	20,109
McAfee, LLC, Term Loan, (3-month USD-LIBOR + 8.50%) 10.742% 2025[2,3,4]	8,950	9,084
Mitchell International, Inc., Term Loan B, (3-month USD-LIBOR + 7.25%) 9.492% 2025[2,3,4]	21,250	21,204
PE Cortes NP Holdings LLC 12.00% 2022[1,6]	5,200	5,337
PE Cortes NP Holdings LLC 9.25% 2024[1]	7,225	7,550
Solera Holdings, Inc. 10.50% 2024[1]	11,633	12,806
Symantec Corp. 5.00% 2025[1]	2,125	2,111
Tempo Acquisition LLC 6.75% 2025[1]	12,125	11,822
Unisys Corp. 10.75% 2022[1]	81,385	91,863
VeriSign, Inc. 4.625% 2023	4,600	4,690
VeriSign, Inc. 5.25% 2025	3,000	3,068
VeriSign, Inc. 4.75% 2027	6,150	6,017
Veritas Holdings Ltd. 7.50% 2023[1]	12,575	12,248
Veritas Holdings Limited 10.50% 2024[1]	13,153	12,101
Vertafore Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 9.326% 2026[2,3,4]	28,550	28,809
		1,316,840
Financials 2.87%
Acrisure LLC 7.00% 2025[1]	11,780	11,011
Ally Financial Inc. 3.75% 2019	7,000	6,991
Ally Financial Inc. 8.00% 2020	8,825	9,394
Ally Financial Inc. 8.00% 2031	15,000	18,244
CIT Group Inc. 4.125% 2021	22,435	22,564
Compass Diversified Holdings 8.00% 2026[1]	60,501	62,619
Credit Suisse Group AG 3.869% 2029 (USD Semi Annual 30/360 (vs. 3M LIBOR) + 4.60% on 7/17/2023)[1,9]	2,295	2,367
Firstplus Financial Group, Inc. 8.25% 2025[1]	4,600	4,485
FS Energy and Power Fund 7.50% 2023[1]	60,980	62,352
General Motors Acceptance Corp. 7.50% 2020	13,225	14,177
American High-Income Trust — Page 11 of 18

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
HUB International Ltd. 7.00% 2026[1]	$60,768	$60,999
Hub International Ltd., Term Loan B, (3-month USD-LIBOR + 3.00%) 5.335% 2025[2,3,4]	4,818	4,832
Icahn Enterprises Finance Corp. 6.25% 2022	30,825	31,673
iStar Financial Inc. 6.50% 2021	8,000	8,200
Navient Corp. 4.875% 2019	20,045	20,210
Navient Corp. 6.50% 2022	23,040	23,962
Navient Corp. 5.50% 2023	27,165	27,199
Navient Corp. 6.125% 2024	10,275	10,301
OneMain Holdings, Inc. 7.125% 2026	12,395	12,395
Solenis International, LP, Term Loan, (3-month USD-LIBOR + 4.00%) 6.311% 2023[2,3,4]	10,199	10,295
Solenis International, LP, Term Loan, (3-month USD-LIBOR + 8.50%) 10.811% 2024[2,3,4]	11,360	11,225
Springleaf Finance Corp. 8.25% 2020	3,500	3,819
Springleaf Finance Corp. 6.875% 2025	17,725	17,760
Starwood Property Trust, Inc. 5.00% 2021	15,435	15,589
		472,663
Utilities 2.50%
AES Corp. 4.00% 2021	4,000	4,000
AES Corp. 4.875% 2023	16,540	16,768
AES Corp. 7.75% 2024[1]	6,300	5,508
AES Corp. 5.50% 2025	26,961	27,770
AES Corp. 6.00% 2026	20,550	21,757
AES Corp. 5.125% 2027	8,845	8,956
AmeriGas Partners, LP 5.50% 2025	18,350	18,121
AmeriGas Partners, LP 5.75% 2027	9,350	9,210
Calpine Corp. 6.00% 2022[1]	1,775	1,801
Calpine Corp. 5.375% 2023	28,390	26,793
Calpine Corp. 5.875% 2024[1]	22,530	22,755
Calpine Corp. 5.75% 2025	7,000	6,221
Calpine Corp. 5.25% 2026[1]	30,500	28,365
Dynegy Finance Inc. 7.375% 2022	26,030	27,109
Dynegy Finance Inc. 7.625% 2024	14,955	16,170
Emera Inc. 6.75% 2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)[9]	33,305	35,636
Enel Società per Azioni 8.75% 2073[1,9]	15,812	17,551
NRG Energy, Inc. 6.25% 2022	23,638	24,446
NRG Energy, Inc. 7.25% 2026	6,450	7,051
NRG Energy, Inc. 6.625% 2027	2,000	2,109
Talen Energy Corp. 4.60% 2021	27,540	23,684
Talen Energy Corp. 9.50% 2022[1]	30,740	30,740
Talen Energy Corp. 10.50% 2026[1]	20,360	18,502
Vistra Operations Co. LLC 5.50% 2026[1]	10,555	10,687
		411,710
Real estate 2.37%
Communications Sales & Leasing, Inc. 6.00% 2023[1]	3,750	3,647
Communications Sales & Leasing, Inc. 7.125% 2024[1]	3,525	3,243
Equinix, Inc. 5.75% 2025	5,450	5,620
Equinix, Inc. 5.875% 2026	11,900	12,272
Equinix, Inc. 5.375% 2027	41,580	41,753
Five Point Holdings LLC 7.875% 2025[1]	17,300	17,512
Gaming and Leisure Properties, Inc. 4.375% 2021	3,500	3,539
Gaming and Leisure Properties, Inc. 5.375% 2026	1,575	1,603
Howard Hughes Corp. 5.375% 2025[1]	89,355	88,688
Iron Mountain Inc. 6.00% 2023	2,500	2,570
American High-Income Trust — Page 12 of 18

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Real estate (continued)	Principal amount (000)	Value (000)
Iron Mountain Inc. 5.75% 2024	$57,575	$57,114
Iron Mountain Inc. 4.875% 2027[1]	28,116	25,902
Iron Mountain Inc. 5.25% 2028[1]	33,619	31,350
iStar Financial Inc. 5.00% 2019	1,615	1,619
iStar Inc. 6.00% 2022	7,250	7,323
Medical Properties Trust, Inc. 5.00% 2027	17,000	16,481
Realogy Corp. 4.50% 2019[1]	16,785	16,869
Realogy Corp. 4.875% 2023[1]	39,775	37,438
SBA Communications Corp. 4.00% 2022	9,550	9,419
SBA Communications Corp. 4.875% 2022	4,800	4,858
		388,820
Consumer staples 1.95%
Avon Products, Inc. 7.875% 2022[1]	17,300	17,927
B&G Foods, Inc. 4.625% 2021	9,050	9,073
B&G Foods, Inc. 5.25% 2025	60,245	57,899
Central Garden & Pet Co. 6.125% 2023	4,300	4,456
Chobani LLC 7.50% 2025[1]	12,645	11,539
Cott Beverages Inc. 5.50% 2025[1]	21,125	20,676
Darling Ingredients Inc. 5.375% 2022	9,250	9,354
Energizer Gamma Acquisition Inc. 6.375% 2026[1]	12,870	13,337
First Quality Enterprises, Inc. 5.00% 2025[1]	16,960	15,900
First Quality Finance 4.625% 2021[1]	4,575	4,592
Lamb Weston Holdings, Inc. 4.625% 2024[1]	7,465	7,334
Pilgrim’s Pride Corp. 5.75% 2025[1]	6,585	6,371
Pinnacle Foods Inc. 5.875% 2024	11,525	12,159
Post Holdings, Inc. 5.50% 2025[1]	10,000	9,957
Post Holdings, Inc. 8.00% 2025[1]	8,400	9,272
Post Holdings, Inc. 5.00% 2026[1]	36,200	34,365
Post Holdings, Inc. 5.625% 2028[1]	29,960	28,911
Prestige Brands International Inc. 5.375% 2021[1]	6,959	7,002
Spectrum Brands Inc. 6.625% 2022	3,500	3,596
Spectrum Brands Inc. 6.125% 2024	4,750	4,869
Spectrum Brands Inc. 5.75% 2025	3,000	3,045
SUPERVALU Inc. 6.75% 2021	4,811	4,919
SUPERVALU Inc. 7.75% 2022	2,500	2,609
TreeHouse Foods, Inc. 6.00% 2024[1]	9,975	10,337
Vector Group Ltd. 6.125% 2025[1]	12,520	11,644
		321,143
Total corporate bonds & notes		14,784,384
U.S. Treasury bonds & notes 0.24% U.S. Treasury 0.24%
U.S. Treasury 3.125% 2019[12]	40,000	40,160
Total U.S. Treasury bonds & notes		40,160
Municipals 0.01% Miscellaneous 0.01%
Other bonds & notes in initial period of acquisition		1,642
Total municipals		1,642
Total bonds, notes & other debt instruments (cost: $15,053,917,000)		14,826,186
American High-Income Trust — Page 13 of 18

Convertible bonds 0.39% Consumer discretionary 0.15%	Principal amount (000)	Value (000)
DISH DBS Corp., convertible notes, 3.375% 2026	$26,615	$25,451
Energy 0.09%
Chesapeake Energy Corp., convertible notes, 5.50% 2026[1]	8,900	8,813
Teekay Corp., convertible notes, 5.00% 2023[1]	6,400	5,844
		14,657
Financials 0.05%
AXA Equitable Holdings, Inc., convertible notes, 7.25% 2021[1]	7,750	8,326
Telecommunication services 0.03%
Intelsat SA, convertible notes, 4.50% 2025[1]	2,337	4,336
Miscellaneous 0.07%
Other convertible bonds in initial period of acquisition		11,198
Total convertible bonds (cost: $64,795,000)		63,968
Convertible stocks 0.50% Industrials 0.32%	Shares
Associated Materials, LLC, 14.00% convertible preferred 2020[10,11]	43,400	52,726
Health care 0.03%
Teva Pharmaceutical Industries Ltd., 7.00% convertible preferred 2018	15,000	6,055
Miscellaneous 0.15%
Other convertible stocks in initial period of acquisition		24,336
Total convertible stocks (cost: $71,753,000)		83,117
Common stocks 1.16% Energy 0.40%
Ascent Resources - Utica, LLC, Class A8,10,11,13	90,532,504	28,970
Tribune Resources, Inc.[7,10,13]	6,028,136	18,989
White Star Petroleum Corp., Class A8,10,11,13	24,665,117	15,539
Southwestern Energy Co.[13]	229,524	1,173
Denbury Resources Inc.[13]	60,000	372
Petroplus Holdings AG10,11,13	3,360,000	—[14]
		65,043
Health care 0.33%
Concordia International Corp.[1,8,10,13]	2,244,779	41,587
Concordia International Corp.[13]	434,451	8,748
Rotech Healthcare Inc.[7,8,10,11,13]	1,916,276	3,833
		54,168
American High-Income Trust — Page 14 of 18

Common stocks Industrials 0.15%	Shares	Value (000)
CEVA Logistics AG1,10,13	1,375,160	$24,107
Ply Gem Parent, LLC, Class B10,13	5,096	639
		24,746
Consumer discretionary 0.07%
Cumulus Media Inc., Class B10,13	376,995	6,439
Cumulus Media Inc., Class A13	310,239	5,299
Adelphia Recovery Trust, Series Arahova[10,11,13]	1,773,964	7
Adelphia Recovery Trust, Series ACC-1[10,11,13]	10,643,283	5
		11,750
Utilities 0.06%
Vistra Energy Corp.[13]	379,690	9,447
Telecommunication services 0.06%
T-Mobile US, Inc.[13]	119,000	8,351
Frontier Communications Corp.	93,331	606
		8,957
Real estate 0.02%
OUTFRONT Media Inc. REIT	200,236	3,995
Information technology 0.01%
Corporate Risk Holdings I, Inc.[10,11,13]	2,380,355	1,666
Corporate Risk Holdings Corp.[8,10,11,13]	12,035	—
		1,666
Miscellaneous 0.06%
Other common stocks in initial period of acquisition		10,350
Total common stocks (cost: $293,832,000)		190,122
Rights & warrants 0.01% Energy 0.01%
Tribune Resources, Inc., Class A, warrants, expire 2023[7,10,11,13]	2,032,968	909
Tribune Resources, Inc., Class B, warrants, expire 2023[7,10,11,13]	1,581,198	555
Tribune Resources, Inc., Class C, warrants, expire 2023[7,10,11,13]	1,480,250	423
		1,887
Consumer discretionary 0.00%
Liberman Broadcasting, Inc., warrants, expire 2022[8,10,11,13]	10	—[14]
Industrials 0.00%
Associated Materials, LLC, warrants, expire 2023[10,11,13]	616,536	—[14]
Short-term securities 6.45%	Principal amount (000)
Apple Inc. 2.11% due 10/10/2018[1]	$50,000	49,964
Army and Air Force Exchange Service 2.02% due 10/11/2018[1]	25,000	24,981
CHARTA, LLC 2.25% due 12/3/2018[1]	27,400	27,286
American High-Income Trust — Page 15 of 18

Short-term securities	Principal amount (000)	Value (000)
ExxonMobil Corp. 2.10% due 10/24/2018	$75,000	$74,884
Federal Home Loan Bank 1.93%–2.15% due 10/5/2018–11/14/2018	267,600	267,143
IBM Credit LLC 2.10% due 10/23/2018[1]	50,000	49,924
John Deere Financial Ltd. 2.21% due 11/1/2018[1]	11,200	11,177
Jupiter Securitization Co., LLC 1.86% due 10/4/2018[1]	100,000	99,964
Kimberly-Clark Corp. 2.07%–2.15% due 10/9/2018–10/17/2018[1]	85,000	84,922
National Rural Utilities Cooperative Finance Corp. 2.07% due 10/10/2018	38,000	37,972
U.S. Treasury Bills 2.06%–2.21% due 11/23/2018–1/24/2019	178,800	177,802
Wal-Mart Stores, Inc. 2.07%–2.10% due 10/11/2018–10/26/2018[1]	154,000	153,789
Total short-term securities (cost: $1,059,945,000)		1,059,808
Total investment securities 98.67% (cost: $16,544,550,000)		16,225,088
Other assets less liabilities 1.33%		219,224
Net assets 100.00%		$16,444,312
As permitted by U.S. Securities and Exchange Commission regulations, "Miscellaneous" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[15] (000)	Value at 9/30/2018[16] (000)	Unrealized appreciation at 9/30/2018 (000)
10 Year U.S. Treasury Note Futures	Short	661	December 2018	$(66,100)	$(78,515)	$977
Swap contracts

Interest rate swaps
Receive	Pay	Expiration date	Notional (000)	Value at 9/30/2018 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 9/30/2018 (000)
3-month USD-LIBOR	2.772%	2/28/2025	$124,300	$2,183	$—	$2,183
3-month USD-LIBOR	2.2825%	4/13/2027	87,100	5,359	—	5,359
2.288%	3-month USD-LIBOR	10/2/2027	87,200	(5,632)	—	(5,632)
3-month USD-LIBOR	2.6475%	1/25/2028	43,000	1,610	—	1,610
					$—	$3,520
American High-Income Trust — Page 16 of 18

Credit default swaps
Centrally cleared credit default swaps on credit indices — buy protection
Receive	Pay/ Payment frequency	Expiration date	Notional (000)	Value at 9/30/2018 (000)	Upfront payments (000)	Unrealized depreciation at 9/30/2018 (000)
CDX.NA.HY.31	5.00%/Quarterly	12/20/2023	$597,950	$(43,731)	$(42,570)	$(1,161)
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $9,098,422,000, which represented 55.33% of the net assets of the fund.
[2]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $1,118,282,000, which represented 6.80% of the net assets of the fund.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Coupon rate may change periodically.
[5]	Scheduled interest and/or principal payment was not received.
[6]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
[7]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[8]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[9]	Step bond; coupon rate may change at a later date.
[10]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $290,616,000, which represented 1.77% of the net assets of the fund.
[11]	Value determined using significant unobservable inputs.
[12]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $27,136,000, which represented .17% of the net assets of the fund.
[13]	Security did not produce income during the last 12 months.
[14]	Amount less than one thousand.
[15]	Notional amount is calculated based on the number of contracts and notional contract size.
[16]	Value is calculated based on the notional amount and current market price.

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Blackstone CQP Holdco LP 6.50% 2021	3/6/2017-2/5/2018	$159,710	$160,977.98%
Blackstone CQP Holdco LP 6.00% 2021	8/9/2017	18,400	18,490.11
Concordia International Corp.	8/31/2018	28,414	41,587.25
Ascent Resources - Utica, LLC, Class A	11/15/2016	4,340	28,970.18
White Star Petroleum Corp., Class A	6/30/2016	16,491	15,539.10
Rotech Healthcare Inc.	9/26/2013	41,128	3,833.02
Corporate Risk Holdings Corp.	8/31/2015	—	—	.00
Liberman Broadcasting, Inc., warrants, expire 2022	11/26/2014	—	—	.00
Total private placement securities		$ 268,483	$ 269,396	1.64%

Key to abbreviations and symbols
€ = Euros
LIBOR = London Interbank Offered Rate
USD/$ = U.S. dollars
American High-Income Trust — Page 17 of 18

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.
All Capital Group trademarks referenced are registered trademarks owned by The Capital Group Companies, Inc. or an affiliated company. All other company and product names mentioned are the trademarks or registered trademarks of their respective companies.
© 2018 Capital Group. All rights reserved.
MFGEFPX-021-1118O-S66117	American High-Income Trust — Page 18 of 18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of American High-Income Trust:

Opinion on the Investment Portfolio

We have audited the accompanying investment portfolio of American High-Income Trust (the “Fund”), as of September 30, 2018, and the related notes (“investment portfolio”) (included in Item 6 of this Form N-CSR). In our opinion, the investment portfolio presents fairly, in all material respects, the investments in securities of the Fund as of September 30, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The investment portfolio is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the investment portfolio based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the investment portfolio is free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the investment portfolio, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the investment portfolio. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the investment portfolio. We believe that our audit provides a reasonable basis for our opinion.

Costa Mesa, California

November 8, 2018

We have served as the auditor of one or more American Funds investment companies since 1956.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	Effective May 28, 2018, the American High-Income Trust’s investment adviser implemented a new fixed income order management, trading, and compliance system. In connection with introducing this new system, additional automated and manual controls were implemented and some existing controls were modified. None of these changes were in response to any identified deficiency or weakness in the American High-Income Trust’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN HIGH-INCOME TRUST

By /s/ Kristine M. Nishiyama
Kristine M. Nishiyama, Executive Vice President and Principal Executive Officer

Date: November 30, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Kristine M. Nishiyama
Kristine M. Nishiyama, Executive Vice President and Principal Executive Officer

Date: November 30, 2018

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: November 30, 2018